UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The Alger Funds

The Alger Funds II

The Alger Institutional Funds

Alger Global Focus Fund

The Alger Portfolios

The Alger ETF Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

June 6, 2024

Dear Shareholder:

A joint special meeting of shareholders of the following trusts (each, a “Trust,” and collectively, the “Trusts”) will be held on Friday, August 16, 2024, at 10:00 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposal discussed in the enclosed joint proxy statement. The Meeting will be held at the offices of Fred Alger Management, LLC, 100 Pearl Street, 28th Floor, New York, New York 10004.

The Alger Funds

The Alger Funds II

The Alger Institutional Funds

Alger Global Focus Fund

The Alger Portfolios

The Alger ETF Trust

The Trusts and the series of the Trusts are set forth on Appendix A to the enclosed joint proxy statement.

You have received this letter and joint proxy statement because you were a shareholder of record of at least one Trust as of the close of business on June 13, 2024 (the “Record Date”). The purpose of the Meeting, as described in the enclosed joint proxy statement, is to seek shareholder approval of the four nominees named in the enclosed joint proxy statement (each, a “Board Nominee” and collectively, the “Board Nominees”) to the Board of Trustees (each, a “Board,” the members of which are referred to as “Trustees”) of each Trust. With respect to The Alger Portfolios, as an owner of a variable annuity or variable life insurance contract (a “Contract”) investing in one or more of the series of The Alger Portfolios, you have the right to instruct the life insurance company that issued your Contract (“Insurance Company”) as to the manner in which the shares of a series of The Alger Portfolios attributable to your Contract should be voted.

Please be certain to vote, or with respect to The Alger Portfolios, provide voting instructions, by telephone or via the Internet with respect to each series of a Trust in which you are a shareholder of record or sign, date and return each proxy card and/or voting instruction form you receive.

The Board of your Trust unanimously recommends that you vote, or submit voting instructions, “FOR” the election of each Board Nominee. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election would be in your best interest as a shareholder of the Trust(s). In connection with your vote or voting instructions, we urge you to read the full text of the enclosed joint proxy statement.

Your vote or voting instructions are important. Attendance at the Meeting will be limited to each Trust’s shareholders as of the Record Date.

If your shares in a Trust are registered in your name and you want to attend the Meeting, you must present valid photographic identification, such as driver’s license or passport, to gain admission. You may vote your shares in person by ballot at the Meeting.

If you are a beneficial shareholder of a Trust (i.e., you hold your shares of a Trust through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting, you will also be required to show satisfactory proof of ownership of shares in a Trust, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating share ownership as of the Record Date. You will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting.

If you are a Contract owner investing in shares of The Alger Portfolios through an Insurance Company and want to attend the Meeting, you will also be required to show satisfactory proof of your Contract ownership reflecting your Trust holdings as of the Record Date. Please note though, that you will not be able to provide your voting instructions at the Meeting.

We encourage you to carefully review the enclosed materials, which explain the proposal in more detail. As a shareholder/Contract holder, your vote/voting instructions are important, and we urge you to respond to ensure that your shares/the shares attributable to your Contract will be represented at the Meeting. Voting or providing voting instructions is quick and easy. Everything you need is enclosed. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

●	By telephone;
●	By Internet;
●	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the provided postage-paid return envelope; or
●	By participating at the Meeting as described above.

If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), reminding you to vote your shares/provide your voting instructions. With respect to The Alger Portfolios, as noted above, your Insurance Company will vote its shares held in The Alger Portfolios that are attributable to your Contract at the Meeting in accordance with your instructions provided on the enclosed voting instruction form(s).

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each proxy card or voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

Voting your shares/providing your voting instructions immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process.

If you have any questions about the proposal to be voted on or the Meeting, please call Broadridge, the firm assisting us in the solicitation of proxies, toll free at (855) 601-2246 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time).

Sincerely,

Tina Payne
Secretary of the Trusts 100 Pearl Street, 27th Floor New York, New York 10004

IMPORTANT INFORMATION

FOR TRUST SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided below a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving this joint proxy statement?

A.

The Trusts are holding a joint special meeting of shareholders for the election of four Board Nominees to the Board of the applicable Trust. The enclosed joint proxy statement describes a proposal to elect the Board Nominees and provides other information relating to the Meeting. The tables starting on page 7 of the joint proxy statement identify the current Trustees and the Board Nominees for each Trust.

Shares of The Alger Portfolios are sold to separate accounts established by Insurance Companies to fund Contracts. The rights accompanying shares of The Alger Portfolios are legally vested in the Contracts offered by the separate accounts of the Insurance Companies. However, in accordance with current law and interpretations thereof, the Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of Contracts. You may have received the enclosed joint proxy statement because you are invested in one or more series of The Alger Portfolios through a Contract issued by an Insurance Company.

Q.	Why are the Trusts holding a meeting to elect Trustees at this time?

A.

The Trusts are holding a meeting to elect Trustees at this time in order to add new Trustees to the Boards as a result of the retirement of previous Trustees and to provide the Boards with more flexibility when a future vacancy exists on the Boards or when the Boards desire to expand the breadth and depth of the Boards by adding additional Trustees. Each Board currently consists of four Trustees, three of whom have been previously elected by the Trusts’ shareholders. One of the four Board Nominees is a current Trustee of the Trusts who was appointed to the Boards and has not been previously elected by Trust shareholders. The other three Board Nominees, who are not current Trustees, have been proposed to be added to the Board of each Trust as a result of the retirement of previous Trustees in 2022 and 2023.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that persons filling vacancies on a board be elected by shareholders at a meeting called for that purpose, except that vacancies may be filled by appointment or any otherwise legal manner if, immediately after filling such vacancy, at least two-thirds of the trustees then holding office have been elected by shareholders. The 1940 Act also requires a fund to hold a meeting for the purpose of electing trustees if at any time less than a majority of the trustees were elected by shareholders of the fund. Because one of the four current Trustees of each Trust was appointed by the then-existing Trustees and not elected by shareholders, the Trusts are currently prohibited by the 1940 Act from appointing new Trustees without shareholder approval. The election of the Board Nominees to the Boards by shareholders would result in all of the Trustees of the Trusts having been elected by shareholders, which would provide the Boards with more flexibility when a future vacancy exists on the Boards as a result of a Trustee’s retirement, resignation or otherwise, or when the Boards desire to expand the breadth and depth of the Boards by adding one or more Trustees.

i

Q.	How do the Boards of the Trusts recommend that I vote/submit voting instructions?

A.

“FOR” each Board Nominee—the Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election is in your best interest, as a shareholder of the Trust(s), and unanimously recommend that you vote, or submit voting instructions, “FOR” each Board Nominee.

Q:	Will my vote/voting instructions make a difference?

A:

YES. Your vote is/voting instructions are very important and can make a difference in the governance and management of your Trust(s), no matter how many shares you own. We encourage all shareholders to participate in the governance matters of their Trust(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	How do I vote my shares/submit voting instructions?

A:

Voting/submitting voting instructions is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or voting instruction form(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on August 16, 2024 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) or voting instruction form(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card(s) or voting instruction form(s) by mail, you can vote your shares or submit your voting instructions by completing, signing and dating the proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

Certain shareholders may also vote at the Meeting; however, even if you plan to attend the Meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in a Trust are registered in your name and you want to attend the Meeting, you must present valid photographic identification, such as driver’s license or passport, to gain admission. You may vote your shares in person by ballot at the Meeting.

If you are a beneficial shareholder of a Trust (i.e., you hold your shares of a Trust through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting, you will also be required to show satisfactory proof of ownership of shares in a Trust, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating share ownership as of the Record Date. You will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting.

If you are a Contract owner that holds shares of The Alger Portfolios through an Insurance Company separate account, you will not be able to submit your voting instructions at the Meeting. We therefore encourage you to provide voting instructions by one of the methods discussed above.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card/voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Are the Trusts paying for the costs of the joint proxy statement?

A:

Each Trust will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement. Costs that are borne by the Trusts collectively will be allocated among the Trusts on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Trusts.

The Trusts have retained Broadridge, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Trusts. It is anticipated that Broadridge will be paid, in the aggregate, approximately $803,157 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:

If you need more information, or have any questions about voting, please call Broadridge, the proxy solicitor for the Trusts, toll-free at (855) 601-2246 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time).

Voting your shares or submitting your voting instructions immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Please vote or submit voting instructions now. Your vote is important.

Please help us avoid adjournments, solicitation phone calls requesting your vote or voting instructions, wasteful expenses and additional mailings by promptly voting your shares or submitting your voting instructions. No matter how large or small your holdings/the holdings attributable to your Contract may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form(s) but do not indicate how you wish your shares/the shares attributable to your Contract to be voted, your shares will be voted “FOR” the election of the Board Nominees to your Board. If your shares of a Trust are held through a bank, broker, financial intermediary, other nominee or Insurance Company, you must provide voting instructions to your bank, broker, financial intermediary, other nominee or Insurance Company holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2024.

THE JOINT PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: WWW.PROXYVOTE.COM

Notice of Joint Special Meeting of Shareholders

To be Held on August 16, 2024

A joint special meeting of the shareholders of The Alger Funds, The Alger Funds II, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Portfolios and The Alger ETF Trust (each, a “Trust,” and collectively, the “Trusts”), will be held on Friday, August 16, 2024, at 10:00 a.m. (Eastern time) (the “Meeting”), to consider and vote on the proposal set forth below, as more fully described in the accompanying joint proxy statement. The Meeting will be held at the offices of Fred Alger Management, LLC, 100 Pearl Street, 28th Floor, New York, New York 10004.

	Proposal	Shareholders Entitled to Vote

PROPOSAL 1	To elect four Board Nominees to the board of trustees of each of the Trusts.	Shareholders of the Trusts, with respect to their Trust, with shareholders of all series of a Trust voting together.

To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of the four nominees named in the joint proxy statement (each, a “Board Nominee,” and collectively, the “Board Nominees” or “Nominees”) to the boards of trustees of the Trusts (each, a “Board,” and collectively, the “Boards”).

The Boards have reviewed the qualifications and backgrounds of each Board Nominee, and believe that each Board Nominee possess the requisite experience to be able to oversee an investment company and that their election is in your best interest as a shareholder of the Trust(s).

The Board of your Trust(s) unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee to the Board of your Trust(s).

Shareholders of record of a Trust as of the close of business on June 13, 2024 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Trust or series of a Trust (each such series, a “Fund,” which may also be collectively referred to herein as the “Alger Fund Complex”) as of the Record Date, you may receive more than one proxy card or voting instruction form. Please be certain to vote by telephone or via the Internet with respect to each Trust, through one or more Funds, in which you are a shareholder of record or sign, date and return each proxy card and voting instruction form you receive in the enclosed postage-paid return envelope.

With respect to the Funds of The Alger Portfolios, separate accounts of life insurance companies (“Insurance Companies”) are the only shareholders of the Funds. The separate accounts serve as investment options for variable annuity and variable life insurance contracts (“Contracts”) issued by the Insurance Companies. Each holder of a Contract with respect to a Fund of The Alger Portfolios is entitled to instruct the applicable Insurance Company on how to vote the shares attributable to the Contract. If shares in more than one Fund of The Alger Portfolios were attributable to a Contract as of the Record Date, the Contract holder may receive more than one voting instruction form. Each Contract holder should provide voting instructions by telephone or via the Internet with respect to each Fund attributable to their Contract or sign, date and return each voting instruction form received in the enclosed postage-paid return envelope.

If you have any questions about the proposal to be voted on or the Meeting, please call Broadridge Financial Solutions, Inc., the firm assisting us in the solicitation of proxies, toll free at (855) 601-2246 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time).

By Order of the Board,

Tina Payne
Secretary of the Trusts 100 Pearl Street, 27th Floor New York, New York 10004

June 6, 2024

TRUSTS AND FUNDS1, 2

The Alger Funds

Alger 35 Fund

Alger AI Enablers & Adopters Fund

Alger Capital Appreciation Fund

Alger Concentrated Equity Fund

Alger Growth & Income Fund

Alger Health Sciences Fund

Alger International Focus Fund

Alger Mid Cap Focus Fund

Alger Mid Cap Growth Fund

Alger Small Cap Focus Fund

Alger Small Cap Growth Fund

Alger Weatherbie Specialized Growth Fund

The Alger Funds II

Alger Dynamic Opportunities Fund

Alger Emerging Markets Fund

Alger Responsible Investing Fund

Alger Spectra Fund

Alger Global Focus Fund

The Alger Institutional Funds

Alger Capital Appreciation Institutional Fund

Alger Focus Equity Fund

Alger Mid Cap Growth Institutional Fund

Alger Small Cap Growth Institutional Fund

The Alger Portfolios

Alger Balanced Portfolio

Alger Capital Appreciation Portfolio

Alger Growth & Income Portfolio

Alger Large Cap Growth Portfolio

Alger Mid Cap Growth Portfolio

Alger Small Cap Growth Portfolio

The Alger ETF Trust

Alger 35 ETF

Alger AI Enablers & Adopters ETF

Alger Concentrated Equity ETF

Alger Mid Cap 40 ETF

Alger Weatherbie Enduring Growth ETF

[1]

The Trusts (Registrants) are listed in bold in this table. The Funds (series of Trusts) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Funds that are series of the same Trust will be voted together as a single class with respect to the election of the Board Nominees of that Trust. Shareholders of each Trust will vote separately as to the election of the Board Nominees for such Trust.

[2]	The principal executive office of each Trust is located at 100 Pearl Street, 27th Floor, New York, New York 10004.

Joint Special Meeting of Shareholders

To be Held on August 16, 2024

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the boards of trustees (each, a “Board” and the members of which are referred to as “Trustees”) of each of the registrants advised by Fred Alger Management, LLC (“Alger”) listed in Appendix A to this Proxy Statement (each, a “Trust,” and collectively, the “Trusts”) for the election of trustees to the Boards. The proxies will be voted at the joint special meeting of shareholders of the Trusts (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place on Friday, August 16, 2024, at 10:00 a.m. (Eastern time) at the offices of Alger, 100 Pearl Street, 28th Floor, New York, New York 10004. The Meeting will be held for the purpose of electing four nominees to the Board of each Trust (collectively, the “Board Nominees”).

The Board of each Trust has determined that the use of this Proxy Statement for the Meeting is in the best interests of such Trust and its shareholders in light of the similar matters being considered and voted on by the shareholders of each Trust. Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about June 14, 2024, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on August 16, 2024 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about June 14, 2024.

Each Trust is organized as a Massachusetts business trust, and each is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Certain of the Trusts have been structured as series Trusts, and the separate series of the Trusts are referred to herein as “Funds” and collectively as the “Alger Fund Complex.” References to shareholders of a series Trust include shareholders of all Funds of that Trust.

Each of The Alger Funds, The Alger Funds II, The Alger Institutional Funds and Alger Global Focus Fund (collectively, the “October Trusts”) has an October 31 fiscal year end. Each of The Alger Portfolios and The Alger ETF Trust (collectively, the “December Trusts”) has a December 31 fiscal year end.

Shareholders of record of a Trust as of the close of business on June 13, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Trusts on the Record Date are entitled to the voting rights set forth on Appendix A, with no shares having cumulative voting rights. The quorum and voting requirements for Proposal 1 for each Trust are also set forth in Appendix A. For each Trust that is organized as a series Trust, a quorum of the shareholders of such Trust as a whole, inclusive of the shareholders of each Fund of such Trust, is required in order to take any action at the Meeting as applicable to that particular Trust.

With respect to The Alger Portfolios only, shares of The Alger Portfolios are sold to separate accounts established by certain insurance companies (each, an “Insurance Company,” and collectively, the “Insurance Companies”) to fund variable annuity contracts and variable life insurance contracts (collectively, “Contracts”). The rights accompanying shares of The Alger Portfolios are legally vested in the Contracts offered by the separate accounts of the Insurance Companies. However, in accordance with current law and interpretations thereof, the Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the Contract holders. A signed voting instruction form or other authorization by a holder that does not specify how the shares attributable to a Contract holder’s Contract should be voted on a proposal will be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business as of the Record Date will be entitled to submit instructions to their Insurance Company. Each Insurance Company will vote shares of The Alger Portfolios held in separate accounts for which no timely instructions are received from the holders of Contracts, as well as shares it owns, in the same proportion as those shares for which such Insurance Company receives voting instructions. As a result, if only a small number of Contract holders vote, this small number of Contract holders may affect the outcome of the vote. This Proxy Statement is used to solicit voting instructions from Contract holders as well as to solicit proxies from the Insurance Companies, the actual shareholders of The Alger Portfolios. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as “voting” or “owning” or “holding” shares for purposes of this Proxy Statement, as applicable. References to “shareholders” or “you” throughout this Proxy Statement refer to shareholders and Contract holders, as appropriate.

The number of outstanding shares of each Trust and Fund as of April 30, 2024 are shown in Appendix B. To the knowledge of each Trust, as of April 30, 2024, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Trust or of a Fund of the Trust (except for the Funds of The Alger ETF Trust, which does not have separate classes), except as set forth in Appendix I.

The Trust in which you owned shares on the Record Date is named on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you owned shares of one or more Funds through more than one Trust on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the Meeting, please indicate your voting instructions, sign, date and return EACH proxy card and/or voting instruction form you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Trust you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s), voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on such proposal(s) by filing with the applicable Trust a written notice of revocation (addressed to the Secretary of the Trust at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary, other nominee or Insurance Company, please consult your bank, broker, financial intermediary, other nominee or Insurance Company regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Trust are registered in your name and plan to attend the Meeting in person, to gain admission, you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of a Trust (i.e., you hold your shares of a Trust through a bank, broker, financial intermediary or other nominee) and plan to attend the Meeting in person, you will also be required to show satisfactory proof of ownership of shares in a Trust, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating share ownership as of the Record Date. Also, if you are a beneficial shareholder of a Trust, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting. If you are a Contract owner investing in shares of The Alger Portfolios through an Insurance Company and plan to attend the Meeting in person, you will be required to show satisfactory proof of your Contract ownership reflecting your Trust holdings as of the Record Date. However, if you are a Contract owner investing in shares of The Alger Portfolios through an Insurance Company, you will not be able to provide your voting instructions at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Trust’s most recent annual report and semi-annual report can be obtained on a website maintained by Alger, at www.alger.com. Each Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Any such request should be directed to Alger by calling (800) 223-3810 or by writing to the respective Trust c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53212 or, with respect to The Alger ETF Trust, c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286. Copies of annual and semi-annual reports of each Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Trust who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Trust at the Wisconsin or New York address or phone number set forth above.

SUMMARY OF PROPOSAL AND TRUSTS VOTING

The following table lists each proposal described in this Proxy Statement and identifies shareholders entitled to vote on each proposal.

	Proposal	Shareholders Entitled to Vote

PROPOSAL 1	To elect four Board Nominees to the board of trustees of the Trusts.	Shareholders of the Trusts listed below, with respect to their Trust, with shareholders of all series of a Trust voting together.

To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

TRUSTS AND FUNDS1, 2

The Alger Funds

Alger 35 Fund

Alger AI Enablers & Adopters Fund

Alger Capital Appreciation Fund

Alger Concentrated Equity Fund

Alger Growth & Income Fund

Alger Health Sciences Fund

Alger International Focus Fund

Alger Mid Cap Focus Fund

Alger Mid Cap Growth Fund

Alger Small Cap Focus Fund

Alger Small Cap Growth Fund

Alger Weatherbie Specialized Growth Fund

The Alger Funds II

Alger Dynamic Opportunities Fund

Alger Emerging Markets Fund

Alger Responsible Investing Fund

Alger Spectra Fund

Alger Global Focus Fund

The Alger Institutional Funds

Alger Capital Appreciation Institutional Fund

Alger Focus Equity Fund

Alger Mid Cap Growth Institutional Fund

Alger Small Cap Growth Institutional Fund

The Alger Portfolios

Alger Balanced Portfolio

Alger Capital Appreciation Portfolio

Alger Growth & Income Portfolio

Alger Large Cap Growth Portfolio

Alger Mid Cap Growth Portfolio

Alger Small Cap Growth Portfolio

The Alger ETF Trust

Alger 35 ETF

Alger AI Enablers & Adopters ETF

Alger Concentrated Equity ETF

Alger Mid Cap 40 ETF

Alger Weatherbie Enduring Growth ETF

[1]

The Trusts (Registrants) are listed in bold in this table. The Funds (series of Trusts) are indicated in the list by an entry below the Registrant’s name. The shares of all of the Funds that are series of the same Trust will be voted together as a single class with respect to the election of the Board Nominees of that Trust. Shareholders of each Trust will vote separately as to the election of the Board Nominees for such Trust.

[2]	The principal executive office of each Trust is located at 100 Pearl Street, 27th Floor, New York, New York 10004.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Trust are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on August 16, 2024. The Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the forms of proxy card and voting instruction form are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice of Joint Special Meeting of Shareholders, the Proxy Statement, the forms of proxy card and voting instruction form and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

If you have any questions about the proposal, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Broadridge, the proxy solicitor for the Trusts, toll-free at (855) 601-2246 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time).

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY

CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING

INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY

SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 16, 2024.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

WWW.PROXYVOTE.COM

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect four Board Nominees to the Board of each Trust. The nominations of the Board Nominees have been unanimously approved by the Trustees. Information about the Board Nominees for your Trust’s Board is set forth below.

Nominees for Each Trust Board

The Board of each Trust currently consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Trusts. Each Board Nominee elected at the Meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal. Upon the election of the Board Nominees, each Board will consist of seven members.

Each Board recommends a vote “FOR” the election of each of the four Board Nominees: Jean Brownhill, Susan L. Moffet, Jay C. Nadel, and David Rosenberg (together, the “Board Nominees”). All of the Board Nominees are not “interested persons” of the Trusts (as that term is defined in the 1940 Act). Mr. Rosenberg currently serves as an Independent Trustee of the Trusts and Mses. Brownhill and Moffet and Mr. Nadel do not currently serve as Trustees of the Trusts. If elected by shareholders, it is anticipated that Mses. Brownhill and Moffet and Mr. Nadel will become Independent Trustees effective August 19, 2024. The Independent Trustees selected and nominated the Board Nominees, and then unanimously recommended the Board Nominees to the Board of each Trust.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card or voting instruction form, or date and sign the enclosed proxy card(s) and/or voting instruction form(s) and return the proxy card(s) and/or voting instruction form(s) promptly in the enclosed postage-paid envelope. If you owned shares in more than one Trust or Fund thereof as of the Record Date, you may receive more than one proxy card or voting instruction form. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Trustee if elected.

Trustees’/Board Nominees’ Biographical Information

Please refer to the below tables, which identify the Trustees and Board Nominees, set forth certain biographical information about the Trustees and Board Nominees and discuss some of the experiences, qualifications and skills of the Board Nominees. Each Board Nominee was nominated by the Nominating and Governance Committee of the Board of each respective Trust (collectively, the “Nominating and Governance Committee”). The Nominating and Governance Committee is comprised solely of Independent Trustees.

The Nominating and Governance Committee is responsible for nominating new Trustees, including identifying individuals qualified to serve as Independent Trustees, in order to assist each Board so that the interests of the shareholders are well-served. In nominating the Board Nominees, the Nominating and Governance Committee searched for those qualified candidates who would be able to bring to the Boards the diversity, skills, expertise, experience (both complementary and supplementary), background, perspectives and judgment necessary to address the issues the Trustees confront in fulfilling their duties to shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Boards of the Trusts believe that each Independent Trustee of the

Trusts, including the Board Nominee who is a current Trustee of the Trusts, satisfied, at the time he or she was initially elected or appointed as a Trustee, and continues to satisfy, the standards contemplated by the Nominating and Governance Committee. Furthermore, in determining that a particular Trustee was, and continues to be, qualified to serve as a Trustee, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards also believe that Ms. Brownhill, Ms. Moffet and Mr. Nadel will satisfy the standards contemplated by the Nominating and Governance Committee upon becoming an Independent Trustee.

Each Board believes that each Trustee’s/Board Nominee’s ability to perform his or her duties effectively is evidenced, as applicable, by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trusts, other investment funds, public companies, not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

Certain biographical and other information relating to the Trustees and Board Nominees is set forth below. The current Trustees, other than David Rosenberg, were previously elected by shareholders and, therefore, are not seeking election at the Meeting.

Name, (Year of Birth)(1)	Current Position(s) Held and (Length of Service)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) Currently Overseen or to Be Overseen	Other Directorships Held During Past Five Years
Interested Trustee(4):
Hilary M. Alger (1961)	Trustee (since 2003)	Non-profit Fundraising Consultant since 2015, Schultz & Williams; Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member from 2017 to 2023, Germantown Friends School; Trustee, Target Margin Theatre from 1995 to 2023.	32	Board of Directors, Alger Associates, Inc.

Name, (Year of Birth)(1)	Current Position(s) Held and (Length of Service)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) Currently Overseen or to Be Overseen	Other Directorships Held During Past Five Years
Independent Trustees/Nominees:

Charles F. Baird, Jr. (1953)	Chair of the Board (since 2023) and Trustee (since 2000)	Managing Partner, North Castle Partners (private equity securities group).	32

Jean Brownhill (1977)	Board Nominee	CEO and Founder since 2011, Sweeten (home renovation referral company).	32	Board Member, The New Home Company Inc.; Board Member, HELP USA.
Susan L. Moffet (1966)	Board Nominee	Managing Director and Partner since 2014, and various other roles since 1993, Boston Consulting Group (“BCG”).	32	Board Member, Sequoia Parks Conservancy.

Jay C. Nadel (1958)	Board Nominee	Self-Employed Consultant since 2004.	32	Chairman of the Board of Trustees, City National Rochdale Funds (7 funds); Trustee, The Advisors’ Inner Circle Fund III (56 funds), Symmetry Panoramic Trust (8 funds), Gallery Trust (4 funds), Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Wilshire Private Assets Tender Fund; Director, Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS

Name, (Year of Birth)(1)	Current Position(s) Held and (Length of Service)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) Currently Overseen or to Be Overseen	Other Directorships Held During Past Five Years

Managed Futures Fund (Cayman), FS Real Asset Fund (Cayman), and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee, Schroder Global Series Trust to 2021 (3 funds); Trustee, Schroder Series Trust to 2022 (2 funds).

David Rosenberg (1962)	Trustee (since 2007) Board Nominee	Associate Professor of Law since August 2000, and Director of Robert Zicklin Center for Corporate Integrity since 2012, Zicklin School of Business, Baruch College, City University of New York.	32
Nathan E. Saint- Amand M.D. (1938)	Trustee (since 1986)	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	32
(1)	The address of each Trustee and Board Nominee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)	Date shown is the earliest date since which a Trustee has served for a Trust covered by this Proxy Statement.
(3)

“Alger Fund Complex” refers to the six Trusts and their series. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves (or will serve) on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

(4)

Ms. Alger is an “interested person” (as defined in the 1940 Act) of each Trust by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger and its affiliates.

The following are among some of the specific experiences, qualifications, attributes or skills that each Trustee and Board Nominee possesses (this supplements information provided in the table above), which the Board believes helps, and will help, the Trustees/Board Nominees to exercise effective business judgment.

●

Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex funds (some since 2003), Ms. Alger has over 25 years’ experience in development for non- profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.

●

Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 2000), Chair of the Board of all of the Alger Fund Complex funds since January 2024, and his service as member and, since 2023, Chair of the Audit Committees of the Trusts, Mr. Baird has over 35 years’ experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.

●

Jean Brownhill — Ms. Brownhill has over 20 years of leadership experience. As the founder and chief executive officer (“CEO”) of her company, Sweeten, she led the development of a transformative marketplace in the construction industry, growing the platform from inception to managing nearly $3 billion in projects. Ms. Brownhill’s leadership focuses on integrating technology innovations and improving operational efficiencies, which have driven sustained, substantial growth. Additionally, she serves on public company, private company, and non-profit organization boards, applying her expertise in technology transformations and corporate governance to provide effective strategic oversights.

●

Susan L. Moffet — Ms. Moffet is an executive with over 20 years of operator, business strategy and deep functional experience. She brings strengths in building and scaling a tech organization at speed, building high performance teams, and driving organizational change. Ms. Moffet has broad experience in operations, financial planning, profit and loss oversight, talent strategy and risk management. She has had full accountability across the talent life cycle for BCG DV’s digital team including talent acquisition, compensation strategy and career development, as well as for assessing, purchasing and implementing technology and tools to support the business.

●

Jay C. Nadel — Mr. Nadel is a senior executive with a strong track record in overseeing and/or implementing process improvement and change management across a number of varied and diverse companies and industries. He has over 40 years of experience and knowledge of the financial services industry gained in a variety of leadership roles with an audit firm and various financial services firms. In addition, Mr. Nadel has served on numerous other fund and operating company boards.

●

David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex funds since 2007, and his service as member of the Audit Committee of the Trusts since 2023, Mr. Rosenberg has 20 years of experience as a professor of business law.

●

Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex funds (some since 1986), and his service on the Audit Committees of the Trusts, Dr. Saint-Amand has been a medical doctor for over 45 years and has served on the boards of several non-profit entities.

Board Leadership Structure and Oversight

Board’s Risk Oversight Role

Risk oversight is part of the Boards’ general oversight of the Trusts. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trusts, primarily Alger, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, liquidity risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Boards, acting at their scheduled meetings, regularly interact with, and receive reports from, senior personnel of service providers, including Alger’s Chief Investment Officer (or a senior representative of their office) and portfolio management personnel, which include reports on the investment performance of the Funds.

The Boards receive regular compliance reports prepared by the Trusts’ and Alger’s Chief Compliance Officer and meet regularly with the Chief Compliance Officer to discuss various compliance matters, including compliance risks. In accordance with Securities and Exchange Commission (“SEC”) rules, the Independent Trustees meet regularly in executive session with the Trusts’ and Alger’s Chief Compliance Officer, and the Chief Compliance Officer prepares and presents an annual written compliance report to the Boards.

The Boards’ Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact with the Trusts’ independent registered public accounting firm and the Trusts’ Principal Financial Officer.

With respect to liquidity risk, the Boards review, no less frequently than annually, a written report prepared by Alger as the administrator of the Trusts’ liquidity risk management program that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. The Boards also receive regular liquidity reports. With respect to valuation risk, the Boards oversee Alger in its role as valuation designee and review periodic reporting addressing valuation matters with respect to each Fund, including Alger’s annual assessment of the adequacy and effectiveness of its process for determining the fair value of each Fund’s portfolio securities.

The Boards also receive periodic presentations from senior personnel of Alger regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Boards also may receive special reports or presentations on a variety of matters, either upon the Boards’ request or upon the initiative of Alger. The Boards receive reports from counsel to the Trusts or counsel to Alger and the Boards’ own independent legal counsel regarding regulatory compliance and governance matters. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investment activities.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of each Trust’s trustees be Independent Trustees and as such not be affiliated with Alger. To rely on certain exemptive rules under the 1940 Act, a majority of each Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 75% of each Trust’s Trustees, including the Chair of the Board, are Independent Trustees. The Chair of the Board

chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. Each Board has determined that its leadership structure, in which the Chair of the Board is not affiliated with Alger, is appropriate in light of the services that Alger provides to the Trusts and potential conflicts of interest that could arise from this relationship.

Compensation

Information relating to compensation paid to the Trustees for each Trust’s or Fund’s, as applicable, most recent fiscal year is set forth in Appendix C.

Equity Securities Owned by Board Members and Board Nominees

Information relating to the amount of equity securities owned by Trustees/Nominees in the Funds that they oversee or are nominated to oversee in the Alger Family of Funds, as of April 30, 2024, is set forth in Appendix D.

Attendance of Board Members at Shareholders’ Meetings

None of the Trusts currently has a formal policy regarding Trustees’ attendance at shareholders’ meetings. None of the Trusts held, or were required to hold, a shareholders’ meeting during its last fiscal year.

Board and Committee Meetings

With respect to the October Trusts, the Boards met five times, the Audit Committees met six times, and the Nominating and Governance Committees met twice during the most recent fiscal year. With respect to the December Trusts, the Boards met five times, the Audit Committees met five times, and the Nominating and Governance Committees met three times during the most recent fiscal year. No incumbent Trustee attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Trustee served during each Trust’s most recently completed fiscal year.

Standing Committees of the Boards

Information relating to the various standing committees of the Boards is set forth below. The Board of each Trust has established the following standing committees for each Trust:

Audit Committee: The Board has a standing Audit Committee composed of Charles F. Baird, Jr., David Rosenberg and Nathan E. Saint-Amand, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of each Trust. The Audit Committee’s responsibilities include, without limitation: (i) assisting the Board in the oversight of the integrity of each Fund’s financial statements, the independent registered public accountant’s qualifications and independence, the performance of each Fund’s independent registered public accountants, and each Fund’s compliance with legal and regulatory requirements pertaining to its accounting and financial reporting; (ii) preparing an audit committee report, if required by the SEC, to be included in each Fund’s proxy statement, if any; (iii) overseeing the scope of the annual audit of each Fund’s financial statements and any special audits, the quality and objectivity of each Fund’s financial statements, each Fund’s accounting and financial reporting policies and practices and its internal controls relating thereto; (iv) determining the selection, appointment, retention and termination of each Fund’s independent registered public accountants, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors; (v) pre-approving all audit and permissible non-audit services provided to the Funds and certain other persons by such independent registered public accountants; and (vi) acting as a liaison between each Fund’s independent registered public accountants independent registered public accountants and the Board. Each Board has adopted a written charter for the Board’s Audit Committee, a copy of which is included as Appendix G.

Nominating and Governance Committee: The Board has a standing Nominating and Governance Committee composed of Charles F. Baird, Jr., David Rosenberg and Nathan E. Saint-Amand, all of whom are Independent Trustees. The purpose of the Nominating and Governance Committee is to assist the Board so that the interests of shareholders in the Funds are well served. In pursuit of this purpose, the scope of the Nominating and Governance Committee’s responsibilities includes: (i) the nomination of new Trustees, including identifying individuals qualified to serve as Independent Trustees; (ii) the evaluation of the Board and its committee structure; (iii) ensuring that seventy-five percent of the Board is composed of Independent Trustees, and have not been directors, officers or employees of Alger or any of its affiliates at any point during the preceding ten years; (iv) reviewing periodically the workload and composition (including with respect to Trustee diversity, viewpoints, backgrounds, skills, experience, and expertise) of the Board and, as the Nominating and Governance Committee deems appropriate, making recommendations to the Board regarding the size and composition of the Board; (v) reviewing annually and making recommendations to the Board regarding Independent Trustee compensation and related matters, including the percentage and allocation of any Independent Trustee compensation paid in Fund shares; (vi) monitoring and overseeing counsel; (vii) overseeing the implementation of the Funds’ governance practices and policies; and (viii) ensuring that an Independent Trustee serves as Chair of the Board and presides over meetings of the Board. Each Board has adopted a written charter for the Board’s Nominating and Governance Committee, a copy of which is included as Appendix H.

In nominating candidates, the Nominating and Governance Committee will search for those qualified candidates who can bring to the Board the diversity, skills, expertise, experience (both complementary and supplementary), background, perspectives and judgment necessary to address the issues trustees of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Nominating and Governance Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Nominating and Governance Committee-nominated candidates, including those proposed by shareholders. The Nominating and Governance Committee will also ensure that any candidate qualifies under applicable laws and regulations to serve as a Trustee of the Trust. The Nominating and Governance Committee believes that the Trustees as a group possess the array of skills, experiences and backgrounds necessary to guide each Trust. The Trustees’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Trustees bring to each Trust.

The Nominating and Governance Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of each Trust, c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, New York 10004. Any submission should include, at a minimum, the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust or Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Trust and has not been a director, manager, officer or employee of Alger or any of its affiliates at any point during the preceding ten years, and information regarding such individual that is sufficient, in the discretion of the Nominating and Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of trustees of a registered investment company in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the applicable Trust’s By-laws, or as required by any relevant stock exchange listing standards.

Executive Officers of the Funds

Information about the current executive officers of each Trust, including their year of birth and their principal occupations during the past five years, is set forth in Appendix E.

Your Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under the Proposal.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

For each Trust, a quorum of the shareholders of a Trust as a whole, including the shareholders of the Funds of the Trust, if any, is required to be present in person or represented by proxy, in order to take any action at the Meeting with respect to Proposal 1 as applicable to that particular Trust. The quorum requirement for each Trust is set forth in Appendix A.

The vote requirement for each Trust to elect Board Nominees is set forth in Appendix A. Votes on Proposal 1 will be tabulated on a Trust basis, such that the votes of Funds that are series of the same Trust will be voted together as a single class with respect to the election of the Board Nominees of that Trust. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Because each Trust requires a plurality of all outstanding shares of the Trust, abstentions and broker non-votes will not have an effect on Proposal 1. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. A vote requiring a plurality to elect Board Nominees for a Trust means that the Board Nominees receiving the largest number of votes cast will be elected to fill the available positions for that Trust.

If you hold your shares directly through the Trust (i.e., not through a bank, broker, financial intermediary or other nominee, or Insurance Company Contract), and if you return a properly executed proxy card that does not specify how you wish to vote on Proposal 1, your shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendations of the Boards “FOR” the Board Nominees in Proposal 1.

The Trusts expect that broker-dealer firms holding shares of a Trust in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may vote on Proposal 1 on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or voting instruction form or other authorization by a beneficial owner of Trust shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum.

If you are a beneficial shareholder of a Trust (that is, if you hold shares of a Trust through a bank, broker, financial intermediary or other nominee (called a service agent)), the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or voting instruction form or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted may be deemed to authorize a service provider to vote such shares in favor of Proposal 1. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

With respect to The Alger Portfolios, as described above, shares of The Alger Portfolios are held in the Insurance Companies’ separate accounts and the Insurance Companies are the legal owners of the shares entitled to vote at the Meeting. Nonetheless, Contract holders have the right to instruct the Insurance Companies on how to vote the shares of The Alger Portfolios related to their interests held through their Contracts (i.e., pass-through voting), and an Insurance Company must vote the shares of The Alger Portfolios held in its name as directed. In the absence of voting instructions on any voting instruction card that is signed and returned, the Insurance Company will vote the interest represented thereby in favor of the applicable proposal. If an Insurance Company does not receive voting instructions for all of the shares of The Alger Portfolios held under the Contracts, it will vote all of the remaining shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of The Alger Portfolios for which it has received instructions from Contract holders of The Alger Portfolios (this is called “proportional voting” or “echo voting”), subject to any restrictions the Insurance Company may have on echo voting. As a result, those Contract holders that actually provide voting instructions may control the outcome of the vote even though their actual interest in The Alger Portfolios alone would not be sufficient to approve the proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trustees, including a majority of the Independent Trustees, of each Trust, have selected Deloitte & Touche LLP (“D&T”) as the Independent Registered Public Accounting Firm for each Trust and, if applicable, its Funds, as indicated on Appendix F. No representatives of D&T will be present at the Meeting.

Appendix F sets forth for each Trust the fees billed by D&T for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Trust. The fee information in Appendix F is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix F relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relates to tax advice, tax planning or tax consulting.

(d) All Other Fees—fees for products and services provided to the Trust other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Trust’s Audit Committee is required to approve all audit engagement fees and terms for the Trust and, if applicable, its Funds. Each Trust’s Audit Committee also is required to consider and act upon (i) the provision by D&T of any non-audit services to the Trust, and (ii) the provision by D&T of non-audit services to Alger and any entity controlling, controlled by or under common control with Alger that provides ongoing services to the Trust (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix F to this Proxy Statement for information about the fees paid by the Trusts, Alger, and Affiliated Service Providers to D&T.

The Audit Committee of each Trust complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Trust and, if applicable, its Funds, on an annual basis require specific pre-approval by the Trust’s Audit Committee. As noted above, each Trust’s Audit Committee must also approve other non-audit services provided by D&T to the Trust and, if applicable, its Funds and to Alger and Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Each Trust’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Trust’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services. Each service approved subject to general pre-approval is brought to the attention of the Audit Committee for its ratification prior to the completion of the audit.

For each Trust’s two most recently completed fiscal years, there were no services rendered by D&T to the Trusts for which the general pre-approval requirement was waived.

Each Trust’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Trust’s Affiliated Service Providers in connection with determining such auditor’s independence. All services provided by D&T to each Trust and, if applicable, its Funds and each Trust’s and, if applicable, its Funds’ Affiliated Service Providers that required pre-approval were pre-approved during the Trust’s and, if applicable, its Funds’ most recently completed fiscal year.

ADDITIONAL INFORMATION

Investment Adviser, Sub-Advisers and Administrators

Alger, located at 100 Pearl Street, 27th Floor, New York, New York 10004, serves as each Fund’s investment adviser/manager and provides certain administrative services to the Funds.

Fred Alger & Company, LLC (“FAC”), located at 100 Pearl Street, 27th Floor, New York, New York 10004, distributes each Fund’s shares and incurs the expenses of distributing each Fund’s shares under a distribution agreement with each Trust.

Weatherbie Capital, LLC (“WC”), located at 265 Franklin Street, Suite 1603, Boston, Massachusetts 02110, serves as sub-adviser to Alger Weatherbie Specialized Growth Fund, Alger Weatherbie Enduring Growth ETF and a portion of the assets of Alger Dynamic Opportunities Fund.

Redwood Investments, LLC (“RI”), located at 265 Franklin Street, Suite 1603, Boston, Massachusetts 02110, serves as sub-adviser to Alger International Focus Fund, Alger Emerging Markets Fund and Alger Global Focus Fund.

Alger, FAC, WC and RI are each directly owned by Alger Group Holdings, LLC, a financial services holding company. Alger Group Holdings, LLC, Alger, FAC, WC and RI are indirectly controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own approximately 99% of the voting rights of Alger Associates, Inc. the parent company of Alger Group Holdings, LLC.

5% Share Ownership

As of April 30, 2024, to the best of each Trust’s knowledge, the persons listed in Appendix I owned more than 5% of the outstanding shares of the class of such Fund or Trust, as applicable, indicated.

Submission of Shareholder Proposals

The Trusts do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Trust and, if applicable, its Funds, must be received at the offices of the Trust, 100 Pearl Street, 27th Floor, New York, New York 10004, at a reasonable time before the Trust begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Annual Reports

Copies of each Trust’s most recent annual report and semi-annual report can be obtained on a website maintained by Alger, at www.alger.com. Each Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Any such request should be directed to Alger by calling (800) 223-3810 or by writing to the respective Trust c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53212 or, with respect to The Alger ETF Trust, c/o The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286. Copies of annual and semi-annual reports of each Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of a Trust who share an address, unless such Trust has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Trust at the address and phone number set forth above.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Trustee should write the applicable Trust to the attention of Secretary, 100 Pearl Street, 27th Floor, New York, New York 10004. The letter should indicate that you are a Trust shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Trusts’ Chief Compliance Officer (“CCO”), the Trusts’ Principal Financial Officer, or the Chair of the Trusts’ Audit Committee, 100 Pearl Street, 27th Floor, New York, New York 10004. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Trust. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

Each Trust will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement. Costs that are borne by the Trusts collectively will be allocated among the Trusts on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Trust(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of Alger, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Trusts will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Trust’s shares. The Trusts have retained Broadridge, located at 51 Mercedes Way Edgewood, New York 11717, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Trusts. It is anticipated that Broadridge will be paid, in the aggregate, approximately $803,157 for such services (including reimbursements of out-of-pocket expenses). Broadridge may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Trust’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Trust.

General

Alger does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Trusts or Funds, as applicable.

A list of each Trust’s shareholders of record as of the Record Date will be available for inspection at the Meeting.

The Meeting as to any Trust may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of such Trust, or by the chairman of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve Proposal 1, or for any other reason consistent with applicable state law and each Trust’s Bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trusts on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Trusts did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by signing and dating each enclosed proxy card or voting instruction form, and returning it (them) in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card(s) or voting instruction form(s) to vote by telephone or via the Internet.

By Order of the Boards,

Tina Payne
Secretary of the Trusts

June 6, 2024

APPENDIX A: FUND INFORMATION/QUORUM AND VOTING REQUIREMENTS

The following table lists (i) each Trust, (ii) the voting rights of interests in each Trust, (iii) the quorum requirement for each Trust and (iv) the vote required to approve Proposal 1 with respect to each Trust. The Trusts are listed in bold type. Funds that are series of a Trust are listed in italics under the name of the Trust. References to “shares” mean the units of beneficial interest of the Trust.

Trust/Fund	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1

The Alger Funds

Alger 35 Fund

Alger AI Enablers & Adopters Fund

Alger Capital Appreciation Fund

Alger Concentrated Equity Fund

Alger Growth & Income Fund

Alger Health Sciences Fund

Alger International Focus Fund

Alger Mid Cap Focus Fund

Alger Mid Cap Growth Fund

Alger Small Cap Focus Fund

Alger Small Cap Growth Fund

Alger Weatherbie Specialized Growth Fund

	each holder of shares of any Fund is entitled to a number of votes equal to the number of shares of such Fund standing in the shareholder’s name on the books of the Trust	a majority of the outstanding shares entitled to vote, present in person or by proxy	plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote thereon

The Alger Funds II Alger Dynamic Opportunities Fund Alger Emerging Markets Fund Alger Responsible Investing Fund Alger Spectra Fund	each holder of shares of any Fund is entitled to a number of votes equal to the number of shares of such Fund standing in his name on the books of the Trust	a majority of the outstanding shares entitled to vote, present in person or by proxy	plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote thereon

The Alger Institutional Funds Alger Capital Appreciation Institutional Fund Alger Focus Equity Fund Alger Mid Cap Growth Institutional Fund Alger Small Cap Growth Institutional Fund	each holder of shares of any Fund is entitled to a number of votes equal to the number of shares of such Fund standing in the shareholder’s name on the books of the Trust	a majority of the outstanding shares entitled to vote, present in person or by proxy	plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote thereon

A-1

Trust/Fund	Voting Rights	Quorum Requirement	Vote Required to Approve Proposal 1

Alger Global Focus Fund	each holder of shares of the Trust is entitled to a number of votes equal to the number of shares of the Trust standing in the shareholder’s name on the books of the Trust	a majority of the outstanding shares entitled to vote, present in person or by proxy	plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote thereon

The Alger Portfolios

Alger Balanced Portfolio

Alger Capital Appreciation Portfolio

Alger Growth & Income Portfolio

Alger Large Cap Growth Portfolio

Alger Mid Cap Growth Portfolio

Alger Small Cap Growth Portfolio

	each holder of shares of any Fund is entitled to a number of votes equal to the number of shares of such Fund standing in the shareholder’s name on the books of the Trust	a majority of the outstanding shares entitled to vote, present in person or by proxy	plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote thereon

The Alger ETF Trust Alger 35 ETF Alger AI Enablers & Adopters ETF Alger Concentrated Equity ETF Alger Mid Cap 40 ETF Alger Weatherbie Enduring Growth ETF	each holder of shares of any Fund is entitled to a number of votes equal to the number of shares of such Fund standing in the shareholder’s name on the books of the Trust	30% of the outstanding shares entitled to vote, present in person or by proxy	plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote thereon

A-2

APPENDIX B: SHARES OUTSTANDING/VOTES

Shareholders of each Trust/Fund are entitled to one vote for each share held. The tables below set forth the number of shares outstanding of each Trust/Fund and the number of votes to which each such Trust/Fund is entitled as of April 30, 2024:

Trust/Fund[1]	Shares Outstanding	Number of Votes
The Alger Funds	269,578,087	269,578,087

Alger 35 Fund	2,567,183	2,567,183

Alger AI Enablers & Adopters Fund	329,730	329,730

Alger Capital Appreciation Fund	60,335,411	60,335,411

Alger Concentrated Equity Fund	375,859	375,859

Alger Growth & Income Fund	7,545,466	7,545,466

Alger Health Sciences Fund	5,242,588	5,242,588

Alger International Focus Fund	7,851,590	7,851,590

Alger Mid Cap Focus Fund	17,756,231	17,756,231

Alger Mid Cap Growth Fund	17,624,142	17,624,142

Alger Small Cap Focus Fund	77,985,783	77,985,783

Alger Small Cap Growth Fund	30,860,784	30,860,784

Alger Weatherbie Specialized Growth Fund	41,103,320	41,103,320

The Alger Funds II	152,873,573	152,873,573

Alger Dynamic Opportunities Fund	12,133,483	12,133,483

Alger Emerging Markets Fund	1,895,063	1,895,063

Alger Responsible Investing Fund	5,685,249	5,685,249

Alger Spectra Fund	133,159,778	133,159,778

The Alger Institutional Funds	91,294,977	91,294,977

Alger Capital Appreciation Institutional Fund	58,643,816	58,643,816

Alger Focus Equity Fund	23,077,837	23,077,837

Alger Mid Cap Growth Institutional Fund	3,050,806	3,050,806

Alger Small Cap Growth Institutional Fund	6,522,518	6,522,518

Alger Global Focus Fund	695,580	695,580

The Alger Portfolios	30,510,791	30,510,791

Alger Balanced Portfolio	2,895,267	2,895,267

Alger Capital Appreciation Portfolio	5,259,929	5,259,929

Alger Growth & Income Portfolio	1,343,779	1,343,779

Alger Large Cap Growth Portfolio	4,507,568	4,507,568

Alger Mid Cap Growth Portfolio	7,592,075	7,592,075

B-1

Trust/Fund[1]	Shares Outstanding	Number of Votes

Alger Small Cap Growth Portfolio	8,912,173	8,912,173

The Alger ETF Trust[2]	3,600,000	3,600,000

Alger 35 ETF	837,500	837,500

Alger AI Enablers & Adopters ETF	212,500	212,500

Alger Concentrated Equity ETF	225,000	225,000

Alger Mid Cap 40 ETF	2,125,000	2,125,000

Alger Weatherbie Enduring Growth ETF	200,000	200,000

1 The Funds that are series of Trusts are set forth below the name of the applicable Trust.

2 The Funds that are series of The Alger ETF Trust do not have share classes.

B-2

APPENDIX C: COMPENSATION OF TRUSTEES AND BOARD NOMINEES

No director, officer or employee of Alger or its affiliates receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. Each Independent Trustee receives a fee of $165,400 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending meetings. The Independent Trustee appointed as Chair of the Board receives an additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex. Effective January 1, 2022, the Trustees adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of the funds in the Alger Fund Complex.

Prior to January 1, 2024, each Independent Trustee received a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending meetings; the Chair of the Board received an additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex; and each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Trustees and officers of the Trusts are permitted to purchase shares of the Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by FAC is involved and in order to promote the alignment of such individuals’ economic interests with the Trusts.

The Trusts did not offer the Trustees any pension or retirement benefits during or prior to each Fund’s most recent fiscal year end.

The following tables set forth the aggregate compensation paid to each current Independent Trustee by each Trust or Fund, as applicable, during its most recently completed fiscal year and the total compensation paid to each Independent Trustee by the Alger Family of Funds for the calendar year ended December 31, 2023. Each October Trust has an October 31 fiscal year end while each December Trust has a December 31 fiscal year end. Mses. Brownhill and Moffet and Mr. Nadel do not currently serve as Trustees of the Trusts and therefore did not receive compensation from the Trusts for the most recently completed fiscal year.

Ms. Alger, the other current Trustee of the Trusts, serves without compensation from the Trusts because of her affiliation with Alger and its affiliates.

Trust/Fund[1]	Charles F. Baird	David Rosenberg	Nathan E. Saint-Amand
The Alger Funds
Alger 35 Fund	$306	$300	$300

Alger AI Enablers & Adopters Fund[2]	N/A	N/A	N/A

Alger Capital Appreciation Fund	$20,279	$19,914	$20,140

Alger Concentrated Equity Fund[2]	N/A	N/A	N/A

Alger Growth & Income Fund	$3,429	$3,379	$3,368

Alger Health Sciences Fund	$1,822	$1,785	$1,847

Alger International Focus Fund	$1,624	$1,596	$1,608

C-1

Trust/Fund[1]	Charles F. Baird	David Rosenberg	Nathan E. Saint-Amand

Alger Mid Cap Focus Fund	$4,283	$4,189	$4,372

Alger Mid Cap Growth Fund	$2,274	$2,234	$2,198

Alger Small Cap Focus Fund	$27,601	$27,002	$27,860

Alger Small Cap Growth Fund	$4,091	$4,011	$4,075

Alger Weatherbie Specialized Growth Fund	$8,099	$7,936	$8,044

The Alger Funds II
Alger Dynamic Opportunities Fund	$4,780	$4,676	$3,801

Alger Emerging Markets Fund	$417	$411	$1,539

Alger Responsible Investing Fund	$823	$810	$803

Alger Spectra Fund	$35,982	$35,262	$35,764

The Alger Institutional Fund

Alger Capital Appreciation Institutional Fund	$24,512	$24,053	$24,708

Alger Focus Equity Fund	$13,387	$13,171	$13,228

Alger Mid Cap Growth Institutional Fund	$689	$677	$686

Alger Small Cap Growth Institutional Fund	$1,793	$1,757	$1,830

Alger Global Focus Fund	$217	$213	$217

The Alger Portfolios
Alger Balanced Portfolio	$658	$658	$662

Alger Capital Appreciation Portfolio	$4,927	$4,923	$4,842

Alger Growth & Income Portfolio	$428	$428	$424

Alger Large Cap Growth Portfolio	$3,357	$3,356	$3,341

Alger Mid Cap Growth Portfolio	$1,560	$1,562	$1,582

Alger Small Cap Growth Portfolio	$1,869	$1,872	$1,948

The Alger ETF Trust
Alger 35 ETF	$122	$120	$110

Alger AI Enablers & Adopters ETF[2]	N/A	N/A	N/A

Alger Concentrated Equity ETF[2]	N/A	N/A	N/A

Alger Mid Cap 40 ETF	$314	$308	$334

Alger Weatherbie Enduring Growth ETF[3]	$36	$36	$25

Totals (as of December 31, 2023)[4]	$169,000	$165,750	$169,000

[1]	The Funds that are series of Trusts are set forth below the name of the applicable Trust.
[2]	Commenced operations on April 5, 2024.
[3]	Commenced operations on March 6, 2023.
[4]	An additional $187,500 was paid by the Alger Fund Complex for the calendar year ended December 31, 2023, to a Trustee who retired effective December 31, 2023.

C-2

APPENDIX D: EQUITY SECURITIES OWNED BY TRUSTEES AND BOARD NOMINEES

The following tables show the dollar range of equity securities owned by the Board Nominees and Trustees in the Funds and of all of the funds in the Alger Fund Complex that they oversee or are nominated to oversee as of May 1, 2024. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = over $100,000.

None of the Independent Trustees, the Board Nominees, nor their immediate family members owns any securities issued by Alger or any company (other than a registered investment company) controlling, controlled by or under common control with Alger. The tables reflect Ms. Alger’s beneficial ownership of shares of the Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

As of May 1, 2024, all Trustees, Board Nominees and executive officers of each Fund as a group owned less than 1% of the outstanding shares of each Fund, except Alger 35 Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund, Alger Global Focus Fund, Alger Large Cap Growth Portfolio, Alger Mid Cap 40 ETF, Alger Mid Cap Focus Fund, Alger Mid Cap Growth Fund, Alger Responsible Investing Fund, Alger Spectra Fund, and Alger Weatherbie Enduring Growth ETF (which includes Ms. Alger’s indirect ownership through various entities that may be deemed to be controlled by Ms. Alger).

Trust/Fund[1]	Hilary M. Alger	Charles F. Baird	Jean Brownhill[2]	Susan L. Moffet[2]	Jay C. Nadel[2]	David Rosenberg	Nathan E. Saint- Amand
The Alger Funds
Alger 35 Fund	E	A	A	A	A	A	A

Alger AI Enablers & Adopters Fund	A	A	A	A	A	A	A

Alger Capital Appreciation Fund	E	E	A	A	A	A	A

Alger Concentrated Equity Fund	A	A	A	A	A	A	A

Alger Growth & Income Fund	E	A	A	A	A	C	A

Alger Health Sciences Fund	E	E	A	A	A	B	C

Alger International Focus Fund	E	A	A	A	A	A	A

Alger Mid Cap Focus Fund	E	A	A	A	A	A	A

Alger Mid Cap Growth Fund	E	A	A	A	A	A	A

Alger Small Cap Focus Fund	E	E	A	C	A	C	A

Alger Small Cap Growth Fund	E	D	A	A	A	A	A

Alger Weatherbie Specialized Growth Fund	E	E	A	A	A	A	E

The Alger Funds II
Alger Dynamic Opportunities Fund	E	E	A	A	A	A	A

Alger Emerging Markets Fund	A	A	A	A	A	A	A

D-1

Trust/Fund[1]	Hilary M. Alger	Charles F. Baird	Jean Brownhill[2]	Susan L. Moffet[2]	Jay C. Nadel[2]	David Rosenberg	Nathan E. Saint- Amand
Alger Responsible Investing Fund	E	A	A	A	A	B	A

Alger Spectra Fund	E	A	A	A	A	A	E

The Alger Institutional Fund
Alger Capital Appreciation Institutional Fund	E	A	A	A	A	A	A

Alger Focus Equity Fund	E	A	A	A	A	A	E

Alger Mid Cap Growth Institutional Fund	E	A	A	A	A	A	A

Alger Small Cap Growth Institutional Fund	E	A	A	A	A	A	A

Alger Global Focus Fund	E	E	A	A	A	A	A

The Alger Portfolios
Alger Balanced Portfolio	A	A	A	A	A	A	A

Alger Capital Appreciation Portfolio	A	A	A	A	A	A	A

Alger Growth & Income Portfolio	A	A	A	A	A	A	A

Alger Large Cap Growth Portfolio	E	A	A	A	A	A	A

Alger Mid Cap Growth Portfolio	A	A	A	A	A	A	A

Alger Small Cap Growth Portfolio	A	A	A	A	A	A	A

The Alger ETF Trust
Alger 35 ETF	A	D	A	A	A	A	A

Alger AI Enablers & Adopters ETF	A	A	A	A	A	A	A

Alger Concentrated Equity ETF	A	A	A	A	A	A	A

Alger Mid Cap 40 ETF	A	A	A	A	A	A	A

Alger Weatherbie Enduring Growth ETF	E	A	A	A	A	A	A

Aggregate Equity Securities of Funds in the Alger Fund Complex	E	E	A	C	A	C	E

1 The Funds that are series of Trusts are set forth below the name of the applicable Trust.

2 As of May 1, 2024, Mses. Brownhill and Moffet and Mr. Nadel were not Trustees of the Trusts.

D-2

APPENDIX E: PRINCIPAL EXECUTIVE OFFICERS AND TRUSTEES

The following table sets forth the name, year of birth, and principal occupations of each Trustee or officer of the Trust who is an officer, employee, director or shareholder of Alger during the past five years (their titles may have varied during that period). Certain of Alger’s principal executive officers also serve as officers of the Trust. The business address of each such officer of Alger is 100 Pearl Street, 27th Floor, New York, New York 10004.

Each executive officer is an “interested person” of the Trusts (as defined in the 1940 Act) by virtue of that individual’s position with Alger or its affiliates described in the table below.

Name (Year of Birth)	Position(s) Held with the Trusts	Principal Occupations During Past Five Years

Hillary M. Alger* (1961)	Trustee

Board of Directors, Alger Associates, Inc.; Non-profit Fundraising Consultant since 2015, Schultz & Williams; Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member from 2017 to 2023, Germantown Friends School; Trustee, Target Margin Theatre from 1995 to 2023.

Hal Liebes (1964)	President, Principal Executive Officer

Executive Vice President, Chief Operating Officer (“COO”), and Secretary, Alger; COO and Secretary, Alger Associates, Inc. and Weatherbie Capital, LLC; COO, Vice President, Secretary and Manager, Alger Group Holdings, LLC and Alger Capital, LLC; Director, Alger SICAV; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC, Alger Partners Investors II, LLC, Alger Partners Investors KEIGF, Alger Partners Investors-Crossbay LLC and Redwood Investments, LLC; Secretary, Alger Boulder I LLC.

E-1

Name (Year of Birth)	Position(s) Held with the Trusts	Principal Occupations During Past Five Years

Tina Payne (1974)	Secretary, Chief Compliance Officer, Chief Legal Officer

Senior Vice President, General Counsel, CCO and Assistant Secretary, Alger; Senior Vice President, General Counsel and Secretary, Fred Alger & Company, LLC; CCO, Alger Management, Ltd. and Redwood Investments, LLC; Assistant Secretary, Weatherbie Capital, LLC; Vice President and Assistant Secretary, Alger Group Holdings, LLC.

Michael D. Martins (1965)	Treasurer, Principal Financial Officer	Senior Vice President, Alger.

Sergio M. Pavone (1961)	Assistant Treasurer	Vice President, Alger.

Mia G. Pillinger (1989)	Assistant Secretary	Vice President, Associate Counsel of Alger since 2020. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.

Sushmita Sahu (1981)	AML Compliance Officer	Vice President, Alger.

* Ms. Alger is an “interested person” (as defined in the 1940 Act) of the Trusts by virtue of her ownership control of Alger Associates, Inc., which controls Alger and its affiliates.

E-2

APPENDIX F: AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES TO D&T

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Trust/Fund[1]	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)
The Alger Funds
Alger 35 Fund	10/31	21,800	29,800	-	-

Alger AI Enablers & Adopters Fund	10/31[2]	N/A	N/A	N/A	N/A

Alger Capital Appreciation Fund	10/31	35,500	45,500	-	-

Alger Concentrated Equity Fund	10/31[2]	N/A	N/A	N/A	N/A

Alger Growth & Income Fund	10/31	21,800	29,800	-	-

Alger Health Sciences Fund	10/31	27,725	36,600	-	-

Alger International Focus Fund	10/31	33,150	42,800	-	-

Alger Mid Cap Focus Fund	10/31	21,800	29,800	-	-

Alger Mid Cap Growth Fund	10/31	31,845	41,400	-	-

Alger Small Cap Focus Fund	10/31	21,800	29,800	-	-

Alger Small Cap Growth Fund	10/31	31,550	41,100	-	-

Alger Weatherbie Specialized Growth Fund	10/31	31,030	40,300	-	-

The Alger Funds II
Alger Dynamic Opportunities Fund	10/31	23,450	34,100	-	-

Alger Emerging Markets Fund	10/31	23,200	33,800	-	-

Alger Responsible Investing Fund	10/31	20,000	29,800	-	-

Alger Spectra Fund	10/31	33,150	45,800	-	-

The Alger Institutional Fund
Alger Capital Appreciation Institutional Fund	10/31	27,950	39,700	-	-

Alger Focus Equity Fund	10/31	20,150	30,000	-	-

Alger Mid Cap Growth Institutional Fund	10/31	28,200	40,100	-	-

Alger Small Cap Growth Institutional Fund	10/31	27,500	39,200	-	-

Alger Global Focus Fund	10/31	28,700	40,000	-	-

The Alger Portfolios
Alger Balanced Portfolio	12/31	20,700	30,500	-	-

Alger Capital Appreciation Portfolio	12/31	23,700	34,300	-	-

Alger Growth & Income Portfolio	12/31	20,000	29,800	-	-

Alger Large Cap Growth Portfolio	12/31	24,800	35,600	-	-

Alger Mid Cap Growth Portfolio	12/31	21,800	32,000	-	-

Alger Small Cap Growth Portfolio	12/31	24,100	34,800	-	-

		Audit Fees		Audit-Related Fees
Trust/Fund[1]	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)

The Alger ETF Trust
Alger 35 ETF	12/31	14,000	18,500	-	-

Alger AI Enablers & Adopters ETF	12/31[2]	N/A	N/A	N/A	N/A

Alger Concentrated Equity ETF	12/31[2]	N/A	N/A	N/A	N/A

Alger Mid Cap 40 ETF	12/31	14,000	18,500	-	-

Alger Weatherbie Enduring Growth ETF	12/31[3]	14,000	N/A	-	N/A

1 The Funds that are series of Trusts are set forth below the name of the applicable Trust.

2 Commenced operations on April 5, 2024.

3 Commenced operations on March 6, 2023.

Tax Fees and All Other Fees

		Tax Fees		All Other Fees		Aggregate Non- Audit Fees
Trust/Fund[1]	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)
The Alger Funds
Alger 35 Fund	10/31	4,300	5,410	1,330	1,332	5,630	6,742

Alger AI Enablers & Adopters Fund	10/31[2]	N/A	N/A	N/A	N/A	N/A	N/A

Alger Capital Appreciation Fund	10/31	4,300	5,410	5,879	5,984	10,179	11,394

Alger Concentrated Equity Fund	10/31[2]	N/A	N/A	N/A	N/A	N/A	N/A

Alger Growth & Income Fund	10/31	4,300	5,410	1,628	1,543	5,928	6,953

Alger Health Sciences Fund	10/31	4,300	5,410	5,670	1,799	9,970	7,209

Alger International Focus Fund	10/31	8,418	9,134	1,335	1,556	9,753	10,689
Alger Mid Cap Focus Fund	10/31	4,300	5,410	1,731	1,834	6,031	7,244

Alger Mid Cap Growth Fund	10/31	6,136	7,205	2,551	1,842	8,687	9,047

Alger Small Cap Focus Fund	10/31	4,300	5,410	14,685	10,621	18,985	16,031

Alger Small Cap Growth Fund	10/31	7,981	9,008	4,121	2,307	12,102	11,315

Alger Weatherbie Specialized Growth Fund	10/31	4,716	5,410	3,500	3,456	8,216	8,866

The Alger Funds II
Alger Dynamic Opportunities Fund	10/31	4,300	6,475	3,554	1,627	7,854	8,102

Alger Emerging Markets Fund	10/31	9,580	11,615	1,117	1,272	10,697	12,887

Alger Responsible Investing Fund	10/31	4,300	6,475	1,213	1,277	5,513	7,752

		Tax Fees		All Other Fees		Aggregate Non- Audit Fees
Trust/Fund[1]	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year ($)

Alger Spectra Fund	10/31	4,300	6,475	12,866	10,216	17,166	16,691

The Alger Institutional Fund

Alger Capital Appreciation Institutional Fund	10/31	4,300	5,375	8,122	9,079	12,422	14,454

Alger Focus Equity Fund	10/31	4,753	5,375	3,394	4,252	8,148	9,627

Alger Mid Cap Growth Institutional Fund	10/31	4,300	5,375	2,189	1,558	6,489	6,933

Alger Small Cap Growth Institutional Fund	10/31	4,300	5,375	6,946	1,973	11,246	7,348

Alger Global Focus Fund	10/31	6,050	12,050	1,107	2,418	7,157	14,468

The Alger Portfolios
Alger Balanced Portfolio	12/31	4,300	5,386	1,174	1,701	5,474	7,087
Alger Capital Appreciation Portfolio	12/31	4,300	5,386	2,721	7,683	7,021	13,069

Alger Growth & Income Portfolio	12/31	4,300	5,386	1,141	1,620	5,441	7,005

Alger Large Cap Growth Portfolio	12/31	4,300	5,641	3,716	2,525	8,016	8,166

Alger Mid Cap Growth Portfolio	12/31	4,300	5,386	3,598	3,500	7,898	8,886

Alger Small Cap Growth Portfolio	12/31	4,300	5,386	5,665	4,369	9,965	9,754

The Alger ETF Trust

Alger 35 ETF	12/31	3,000	3,250	1,074	1,898	4,074	5,148
Alger AI Enablers & Adopters ETF	12/31[2]	N/A	N/A	N/A	N/A	N/A	N/A

Alger Concentrated Equity ETF	12/31[2]	N/A	N/A	N/A	N/A	N/A	N/A

Alger Mid Cap 40 ETF	12/31	3,000	3,250	1,084	2,292	4,084	5,542

Alger Weatherbie Enduring Growth ETF	12/31[3]	3,000	N/A	6,569	N/A	9,569	N/A

1 The Funds that are series of Trusts are set forth below the name of the applicable Trust.

2 Commenced operations on April 5, 2024.

3 Commenced operations on March 6, 2023.

APPENDIX G: AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE CHARTER

ADOPTED: SEPTEMBER 12, 2006;

AS AMENDED MAY 29, 2024

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of Trustees (the “Board”) of each trust (each a “Trust” and collectively, the “Trusts”), and any series of a Trust (each a “Fund” and collectively, the “Funds”) advised by Fred Alger Management, LLC (“FAM”) listed on Appendix A hereto (each such Charter being a separate Charter).

Purpose

The primary purposes of the Committee are to:

●	assist the Board in the oversight of

1.	the integrity of the Fund’s financial statements

2.	the independent registered public accountant’s qualifications and independence

3.	the performance of the Fund’s independent registered public accountants

4.	the Fund’s compliance with legal and regulatory requirements pertaining to its accounting and financial reporting

●	prepare an audit committee report, if required by the Securities and Exchange Commission, to be included in the Fund’s proxy statement, if any;

●

oversee the scope of the annual audit of the Fund’s financial statements and any special audits, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and practices and its internal controls relating thereto;

●

determine the selection, appointment, retention and termination of the Fund’s independent registered public accountants, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors;

●

pre-approve all audit and permissible non-audit services provided to the Fund and certain other persons (as described in Duties and Powers 1(c)(ii) below) by such independent registered public accountants; and

●	act as a liaison between the Fund’s independent registered public accountants independent registered public accountants and the Board.

The Fund’s independent registered public accountants shall report directly to the Committee.

The primary function of the Committee is oversight.

The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and (iii) the maintenance of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

The independent registered public accountants are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board), and (iii) statements made by the officers and employees of the Fund, FAM or other third parties as to any information technology, internal audit and other permissible non-audit services provided by the independent registered public accountants to the Fund. In addition, the evaluation of the Fund’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent registered public accountants, nor does the Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent registered public accountants for auditing, the financial statements.

Composition and Qualifications

1.  The Committee shall consist of at least three Board members none of whom is an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Independent Board Members”) and does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Funds, each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund’s balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise. The Committee’s members shall be selected by the Board. In the event that there are not three Independent Board Members, the committee shall consist of all of the Independent Board Members. The Committee shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve as such until his or her successor is selected by the Committee.

2.  The Board shall determine annually whether one or more members of the Committee qualify as an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002 (including as such term is defined in Item 3(b) of Form N-CSR).

The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Duties and Powers

1.  To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

(a)  to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund’s independent registered public accountants (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

(b)  to resolve any disagreements between management and the independent registered public accountants regarding financial reporting or other audit findings and to acknowledge the receipt of the determination of independence made by the independent registered public accountants;

(c)  to pre-approve (i) all audit and permissible non-audit services to be provided by the independent registered public accountants to the Fund, and (ii) all permissible non-audit services to be provided by the independent registered public accountants to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provides ongoing services to the Fund (“Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than FAM or the Fund’s officers);11

(d)  to meet with the Fund’s independent registered public accountants, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of said audits; (iv) to consider the independent auditor’s comments communicated to the Committee with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto; (v) to obtain annually in writing from the independent registered public accountants their letter as to the adequacy of such controls as required by Form N-CEN; (vi) to review the form of report the independent registered public accountants propose to render to the Board and shareholders; (vii) to discuss with the independent registered public accountants any disclosed relationships or services that

[1]

Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, FAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accountants during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

may diminish the objectivity and independence of the independent registered public accountants; and (viii) receive reports at least annually from the independent registered public accountants regarding their independence (including receiving the independent registered public accountants’ specific representations as to independence consistent with current requirements of the Public Company Accounting Oversight Board), and discuss such reports with the independent registered public accountants, and, if so determined by the Committee, recommend that the Board take appropriate action if independent registered public accountants no longer satisfy the independence requirements independent registered public accountants;

(e)  to review with the Fund’s management and independent registered public accountants: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent registered public accountants and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management and communicated to the Committee; (iii) other material written communications between the independent registered public accountants and the Fund, including any management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management’s response, including any restrictions on the scope of the auditor’s activities or on access to requested information, and any significant disagreements with management;

(f)  to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent registered public accountants;

(g)  to review with management in a general manner, but not assume responsibility for, the Fund’s processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

(h)  to discuss generally the types of information to be disclosed in press releases concerning dividends, if necessary;

(i)  to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(j)  to establish policies governing the hiring by entities within the Fund’s investment company complex of employees or former employees of the independent registered public accountants consistent with government regulations;

(k)  at least annually, to obtain and review a report by the Fund’s independent registered public accountants describing: (1) the audit firm’s internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor’s independence, all relationships between the independent registered public accountants and the Fund, as well as FAM and any Covered Services Provider;

(l)  to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent registered public accountants on the Fund’s engagement;

(m)  to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

(n)  to review and discuss the Fund’s audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund’s disclosure of management’s discussion of Fund performance;

(o)  to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal or regulatory requirements with respect to a Fund’s financial statements and (3) the performance and independence of the Fund’s independent registered public accountants, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate;

(p)  to meet periodically with Fund management on all relevant matters, apart from the Fund’s independent registered public accountants;

(q)  to inquire of each Trust’s Principal Executive Officer (the “PEO”) and Principal Financial Officer (the “PFO”) as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect a Fund’s ability to record, process, summarize and report financial data, any material weakness in internal controls, and any fraud, whether or not material, that involves FAM or other employees who have a significant role in each Trust’s internal controls.

2.  The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet, in separate executive sessions, with representatives of the Fund’s management, the Fund’s independent registered public accountants and the Fund’s other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3.  The Committee shall have the resources and authority appropriate to discharge its responsibilities at the expense of the Fund, including the authority to engage special or independent counsel, experts, or other advisors as ad when it deems necessary to carry out its duties. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund’s independent registered public accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, FAM, the Fund’s sub-advisor(s), if any, the Fund’s counsel, counsel to the Independent Board members and the Fund’s other service providers.

4.  The Committee shall evaluate its performance under this Charter annually.

5.  The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board will ratify any changes to the Charter recommended by the Committee at least annually.

6.  This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board.

7.  The PEO and PFO of each Trust shall certify to the Audit Committee of each Trust annually that he/she is not aware of any violation by the Trust of any corporate governance standards or policies to which the Trust is subject. In addition, the PEO and/or PFO of the Trust must promptly notify the relevant Audit Committee in writing after any executive officer of the Trust becomes aware of any material non-compliance with any applicable federal securities laws or Trust policy.

APPENDIX A

The Alger Funds

The Alger Funds II

The Alger Institutional Funds

The Alger Portfolios

Alger Global Focus Fund

The Alger ETF Trust

APPENDIX H: NOMINATING AND GOVERNANCE COMMITTEE CHARTER

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

ADOPTED SEPTEMBER 12, 2006

AS REVISED SEPTEMBER 13, 2022

This document serves as the Charter for the Nominating and Governance Committee (the “Committee”) of the Boards of Trustees (the “Board” and the members of the Board, the “Trustees”) of the registered investment companies (each, a “Fund” and collectively, the “Funds”) advised by Fred Alger Management, LLC (“FAM”) listed on Appendix A hereto (as may be amended from time to time) (each such Charter being a separate Charter).

Purpose

The purpose of the Committee is to assist the Board so that the interests of shareholders in the Funds are well-served.

In pursuit of this purpose, the scope of the Committee’s responsibilities shall include:

●

The nomination of new Trustees, including identifying individuals qualified to serve as Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”);

●	the evaluation of the Board and its committee structure;

●

ensuring that seventy-five percent of the Board is composed of Independent Trustees, and have not been directors, officers or employees of FAM or any of its affiliates at any point during the preceding ten years[1];

●

reviewing periodically the workload and composition (including with respect to Trustee diversity, viewpoints, backgrounds, skills, experience, and expertise) of the Board and, as the Committee deems appropriate, making recommendations to the Board regarding the size and composition of the Board;

●

reviewing annually and making recommendations to the Board regarding Independent Trustee compensation and related matters, including the percentage and allocation of any Independent Trustee compensation paid in Fund shares;

●	monitoring and overseeing counsel;

●	overseeing the implementation of the Funds’ governance practices and policies; and

●	ensuring that an Independent Trustee serves as Chairman of the Board and presides over meetings of the Board[1].

1 Pursuant to the October 11, 2006 Assurance of Discontinuance with the New York Attorney General.

The Board will have oversight of governance and nominating related matters not falling within the foregoing purposes of the Committee. This Charter is not intended to limit the authority or discretion of the Board.

Membership

(a)  The Committee for each Fund shall consist of all of the Independent Trustees who have not been directors, managers, officers or employees of FAM or any of its affiliates at any point during the preceding ten years, and, if applicable, are “independent” as such term is defined by the listing standards of the principal national securities exchange upon which the Fund’s shares are listed, if any.

(b)  The Committee shall appoint its Chairperson by a majority vote of its members.

(c)  There shall be no compensation to any member of the Committee.

Nomination and Appointment Policy and Responsibilities

(a)  In nominating candidates, the Committee will search for those qualified candidates who can bring to the Board the diversity, skills, expertise, experience (both complementary and supplementary), background, perspectives and judgment necessary to address the issues Trustees of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated candidates, including those proposed by shareholders. The Committee will also ensure that any candidate qualifies under applicable laws and regulations to serve as a Trustee of the Fund.

(b)  The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of each Fund, c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, New York 10004. Any submission should include, at a minimum, the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund and has not been a director, manager, officer or employee of FAM or any of its affiliates at any point during the preceding ten years, and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in a solicitation of proxies for election of trustees of a registered investment company in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in a proxy statement as a nominee and to serving as a Trustee (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

Additional Rights and Responsibilities

(a)  The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Trustees, including any term limits, limits on the number of boards (or committees) on which a Trustee may sit and retirement age. Currently, each Trustee elected or appointed after May 10, 2012 who reaches the age of 75 shall retire from service as a Trustee on the last day of the month in which he or she attains that age. Pursuant to Section 2.12 of each Fund’s By-Laws, the Board, in its discretion, may waive the application of the foregoing retirement age with respect to any Trustee for one or more specified periods of time past that age.

(b)  The Committee is also responsible for analyses of the appropriateness of establishing minimum shareholding levels for Trustees. The Trustees have adopted a policy that requires the Trustees receive a minimum of 10% of their annual compensation in Fund shares.

(c)  The Committee may retain and terminate a search firm to identify Trustee nominees.

(d)  The Committee shall be responsible for coordinating the annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively and to consider the number of Funds (including series thereof) on whose Boards each Trustee serves. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and discuss the performance of the Board and its committees at a meeting of the Board. In discharging its responsibilities under this Subsection, the Committee shall access whatever resources it deems necessary, which may involve including other Trustees.

(e)  The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

(f)  The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

Procedural Matters

(a)  The Committee shall meet at least once a year.

(b)  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Funds, and the Committee shall report to the Board on its meetings.

(c)  The Committee shall, at least annually, but as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

(d)  The Board has granted to the Committee access to the resources and authority to make reasonable expenditures related to the aforementioned duties and tasks, that may be reimbursed by the Fund.

APPENDIX A

Funds:

The Alger Funds

The Alger Institutional Funds

The Alger Portfolios

Alger Global Focus Fund

The Alger Funds II

The Alger ETF Trust

APPENDIX I: 5% OWNERSHIP

As of April 30, 2024, to the best knowledge of each Trust, the persons listed below owned more than 5% of the outstanding shares of the Funds, or, if applicable, class of the Funds, indicated. Unless otherwise indicated, each owner listed below was a record holder that did not beneficially own the shares.

For purposes of this Appendix I, refer to the below table for the full name and address of certain 5% owners who are listed for certain Funds in the tables for this Appendix I.

Name and Address of Beneficial Owner

Alger Capital, LLC / Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

American Enterprise Investment Service

707 2nd Avenue South

Minneapolis, MN 55402

American National Insurance Company

Variable Universal Life

1 Moody Plz.

Galveston, TX 77550

American United Life Insurance Company

PO Box 368

Indianapolis, IN 46206

Ameritas Life Ins. Corp.

5900 O St.

Lincoln, NE 68510

Charles Schwab & Co., Inc.

211 Main St.

San Francisco, CA 94105

Diversified Investment Advisors

FBO Transamerica Life Insurance Company

440 Mamaroneck Ave.

Harrison, NY 10528

Empower Trust / Empower Annuity Insurance Company of America

8515 E. Orchard Rd., 2T2

Greenwood Village, CO 80111

GE Life and Annuity Assurance Co.

6610 W. Broad St.

Richmond, VA 23230

J P Morgan Securities LLC / JPMorgan Chase Bank, NA

4 Chase Metrotech Ctr

Brooklyn, NY 11245

Jefferson National Ins. Co.

P.O. Box 182029

Columbus, OH 43218

John Hancock Trust Company LLC

200 Berkeley Street

Boston, MA 02116

Lincoln Benefit Life Variable Annuity

200 SW 6th Ave

Topeka, KS 66636

Lincoln Benefit Life Variable Life

P.O. Box 94210

Palatine, IL 60094

Lincoln Investment Planning LLC

601 Office Center Dr., Suite 300

Fort Washington, PA 19034

LPL Financial

9785 Towne Centre Drive

San Diego, CA 92121

Mac & Co.

500 Grant Street, Room 151-1010

Pittsburgh, PA 15258

Midland National Life Insurance Company

4350 Westown Pkwy.

West Des Moines, IA 50266

MLPF&S

4800 Deer Lk. Dr. E, 2nd Fl.

Jacksonville, FL 32246

Morgan Stanley

1 New York Plz., Fl. 12

New York, NY 10004

National Financial Services

499 Washington Blvd.

Jersey City, NJ 07310

National Variable Life Insurance

1 National Life Dr.

Montpelier, VT 05604

Pershing LLC

1 Pershing Plz.

Jersey City, NJ 07399

Raymond James & Associates Inc.

880 Carillon Parkway

St. Petersburg, FL 33716-1102

RBC Capital Markets LLC

250 Nicollet Mall, Suite 1400

Minneapolis, MN 55401

SEI Private Trust Company

1 Freedom Valley Dr.

Oaks, PA 19456

State Street Bank and Trust

1 Lincoln St.

Boston, MA 02111

Talcott Resolution Life Insurance Company

P.O. Box 5051

Hartford, CT 06102

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transamerica Life Insurance Company / Transamerica Occidental Life

4333 Edgewood Rd. NE

Cedar Rapids, IA 52499

UBS WM USA

1000 Harbor Blvd.

Weehawken, NJ 07086

Wells Fargo Bank

2801 Market St.

Saint Louis, MO 63103

Wuerttembergische LV AG

c/o BSW-RWF/AS

Sicherungsvermoegen Postfach

D-71630 Ludwigsburg

Germany

Zurich American Life Insurance Co.

P.O. Box 19097

Greenville, SC 29602

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
The Alger Funds
Alger 35 Fund – Class Z	J P Morgan Securities LLC	1,690,047.142	65.83%

	Mac & Co.	559,471.297	21.79%

	Charles Schwab & Co., Inc.	263,111.132	10.25%

Alger AI Enablers & Adopters Fund – Class A	Alger Capital, LLC	10,000.000	100.00%
Alger AI Enablers & Adopters Fund – Class C	Alger Capital, LLC	10,000.000	100.00%

Alger AI Enablers & Adopters Fund – Class I	Alger Capital, LLC	10,000.000	100.00%

Alger AI Enablers & Adopters Fund – Class Y	Alger Capital, LLC	10,000.000	100.00%

Alger AI Enablers & Adopters Fund – Class Z	Alger Capital, LLC	260,000.000	96.69%

Alger Capital Appreciation Fund – Class A	MLPF&S	4,838,697.519	15.91%

	Morgan Stanley	2,423,320.056	7.97%

	LPL Financial	1,589,454.932	5.22%

Alger Capital Appreciation Fund – Class C	Pershing LLC	830,068.705	18.82%

	LPL Financial	770,601.074	17.47%

	Wells Fargo Bank	658,472.131	14.93%

	American Enterprise Investment Service	317,546.246	7.20%

	UBS WM USA	294,201.030	6.67%

Alger Capital Appreciation Fund – Class Z	MLPF&S	2,849,865.419	11.15%

	National Financial Services	2,442,227.131	9.56%

	American Enterprise Investment Service	2,394,709.520	9.37%

	SEI Private Trust Company	2,356,830.599	9.22%

	Pershing LLC	1,911,976.496	7.48%

	UBS WM USA	1,446,810.897	5.66%

Alger Concentrated Equity Fund – Class A	Alger Capital, LLC	10,000.000	100.00%

Alger Concentrated Equity Fund – Class C	Alger Capital, LLC	10,000.000	100.00%

Alger Concentrated Equity Fund – Class I	Alger Capital, LLC	10,000.000	100.00%

Alger Concentrated Equity Fund – Class Y	Alger Capital, LLC	10,000.000	100.00%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

Alger Concentrated Equity Fund – Class Z	Alger Capital, LLC	260,000.000	77.41%

	Shareholder[2] c/o Fred Alger Management, LLC	51,348.138	15.29%

	Shareholder[2] c/o Fred Alger Management, LLC	22,540.287	6.71%

Alger Growth & Income Fund – Class A	LPL Financial	304,497.448	12.89%

	Wells Fargo Bank	249,158.601	10.55%
	American Enterprise Investment Service	141,630.269	6.00%

	Charles Schwab & Co., Inc.	127,855.864	5.41%

	Morgan Stanley	126,179.411	5.34%

	Pershing LLC	124,355.811	5.26%

Alger Growth & Income Fund – Class C	Wells Fargo Bank	91,640.048	20.30%

	Charles Schwab & Co., Inc.	70,438.836	15.60%

	Pershing LLC	46,499.783	10.30%

	LPL Financial	44,529.303	9.86%

	Raymond James & Associates Inc.	42,834.096	9.49%

	UBS WM USA	32,367.124	7.17%

	RBC Capital Markets LLC	25,199.023	5.58%

Alger Growth & Income Fund – Class Z	American Enterprise Investment Service	1,114,894.161	23.66%

	Raymond James & Associates Inc.	828,139.696	17.58%

	LPL Financial	662,899.493	14.07%

	National Financial Services	542,850.248	11.52%

	Pershing LLC	474,443.809	10.07%

	Wells Fargo Bank	349,937.190	7.43%

Alger Health Sciences Fund – Class A	Wells Fargo Bank	355,258.563	11.07%

	Pershing LLC	309,161.815	9.63%

	Charles Schwab & Co., Inc.	285,940.034	8.91%

	MLPF&S	261,041.920	8.13%

	Morgan Stanley	175,796.214	5.48%

Alger Health Sciences Fund – Class C	Wells Fargo Bank	89,064.290	25.38%

	LPL Financial	40,360.114	11.50%

	Pershing LLC	40,347.463	11.50%

	American Enterprise Investment Service	31,715.783	9.04%

	Raymond James & Associates Inc.	26,954.811	7.68%

	Charles Schwab & Co., Inc.	19,800.529	5.64%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

Alger Health Sciences Fund – Class Z	American Enterprise Investment Service	285,314.936	16.90%

	LPL Financial 4707 Executive Dr. San Diego, CA 92121	279,265.598	16.54%

	Wells Fargo Bank	261,895.278	15.51%

	National Financial Services	192,169.947	11.38%
	Charles Schwab & Co., Inc.	117,362.363	6.95%

Alger International Focus Fund – Class A	Wuerttembergische LV AG	2,271,474.681	38.67%

Alger International Focus Fund – Class B	Wuerttembergische LV AG	836,851.376	94.94%

Alger International Focus Fund – Class C	UBS WM USA	26,607.534	34.00%

	Wells Fargo Bank	15,291.869	19.54%

	RBC Capital Markets LLC	11,181.080	14.29%

	Raymond James & Associates Inc.	10,711.101	13.69%

	LPL Financial	4,507.737	5.76%

Alger International Focus Fund – Class I	Empower Trust	50,967.997	72.88%

	Mid Atlantic Trust Company 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	4,213.006	6.02%

	Pershing LLC	3,624.039	5.18%

Alger International Focus Fund – Class Z	Raymond James & Associates Inc.	198,167.940	20.85%

	Charles Schwab & Co., Inc.	160,663.477	16.90%

	RBC Capital Markets LLC	131,865.329	13.87%

	LPL Financial	92,678.774	9.75%

	Wells Fargo Bank	73,367.254	7.72%

	J P Morgan Securities LLC	65,493.770	6.89%

	Pershing LLC	62,159.091	6.54%

	National Financial Services	49,538.798	5.21%

Alger Mid Cap Focus Fund – Class A	Wells Fargo Bank	160,950.104	50.40%

	LPL Financial	47,169.811	14.77%

	MLPF&S	27,588.470	8.64%

	Charles Schwab & Co., Inc.	18,960.443	5.94%

Alger Mid Cap Focus Fund – Class C	Wells Fargo Bank	69,224.583	32.84%

	Raymond James & Associates Inc.	40,431.717	19.18%

	LPL Financial	38,250.721	18.15%

	American Enterprise Investment Service	29,591.523	14.04%

	Pershing LLC	22,440.216	10.65%

Alger Mid Cap Focus Fund – Class I	Charles Schwab & Co., Inc.	271,445.421	28.26%

	Alger Capital, LLC	100,034.570	10.41%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Alger Mid Cap Focus Fund – Class Y	State Street Bank and Trust	9,569.830	56.44%

	J P Morgan Securities LLC	4,842.615	28.56%

	Pershing LLC	1,758.707	10.37%

Alger Mid Cap Focus Fund – Class Z	LPL Financial	3,644,594.501	22.41%

	Charles Schwab & Co., Inc.	3,574,264.542	21.98%

	National Financial Services	1,847,704.410	11.36%

	Raymond James & Associates Inc.	1,539,799.462	9.47%

	Charles Schwab & Co., Inc.	1,182,180.911	7.27%

	Alger Capital, LLC	927,859.579	5.71%

	American Enterprise Investment Service	910,602.686	5.60%

Alger Mid Cap Growth Fund – Class A	Wuerttembergische LV AG	2,588,632.720	21.88%

	Pershing LLC	697,145.164	5.89%

Alger Mid Cap Growth Fund – Class B	Wuerttembergische LV AG	1,257,588.855	92.22%

Alger Mid Cap Growth Fund – Class C	Pershing LLC	174,901.358	34.96%

	Wells Fargo Bank	106,086.791	21.20%

	LPL Financial	99,557.414	19.90%

	Raymond James & Associates Inc.	31,207.202	6.24%

Alger Mid Cap Growth Fund – Class Z	Wells Fargo Bank	1,144,930.503	29.16%

	MLPF&S	595,065.212	15.15%

	Pershing LLC	453,956.281	11.56%

	American Enterprise Investment Service	453,511.507	11.55%

Alger Small Cap Focus Fund – Class A	Wells Fargo Bank	1,130,778.531	14.32%

	MLPF&S	949,624.674	12.02%

	Morgan Stanley	849,608.827	10.76%

	Charles Schwab & Co., Inc.	471,577.935	5.97%

	Charles Schwab & Co., Inc.	467,130.270	5.91%

Alger Small Cap Focus Fund – Class C	Wells Fargo Bank	1,154,809.548	27.87%

	Morgan Stanley	430,589.744	10.39%

	American Enterprise Investment Service	395,307.446	9.54%

	Pershing LLC	393,072.391	9.49%

	Raymond James & Associates Inc.	360,726.897	8.71%

	LPL Financial	344,063.772	8.30%

	Charles Schwab & Co., Inc.	243,092.965	5.87%
Alger Small Cap Focus Fund – Class I	Charles Schwab & Co., Inc.	1,369,741.485	46.09%

	Pershing LLC	340,596.485	11.46%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

Alger Small Cap Focus Fund – Class Y	Empower Trust	965,688.737	21.63%

	Northern Trust Co. PO Box 92956 Chicago, IL 60675	859,944.215	19.26%

	Mac & Co.	792,536.121	17.75%

	MLPF&S	336,651.921	7.54%

	Diversified Investment Advisors	296,479.900	6.64%

	John Hancock Trust Company LLC	252,267.479	5.65%

	Empower Trust	227,883.713	5.10%

Alger Small Cap Focus Fund – Class Z	LPL Financial	8,821,751.610	15.05%

	MLPF&S	7,804,894.878	13.32%

	National Financial Services	6,744,531.365	11.51%

	Charles Schwab & Co., Inc.	5,935,102.040	10.13%

	Wells Fargo Bank	5,224,341.705	8.92%

	Morgan Stanley	4,504,874.151	7.69%

	Raymond James & Associates Inc.	3,798,061.089	6.48%

	UBS WM USA	3,427,455.607	5.85%

Alger Small Cap Growth Fund – Class A	Wells Fargo Bank	1,111,238.159	8.66%

	Charles Schwab & Co., Inc.	741,378.689	5.78%

	Wuerttembergische LV AG	676,520.561	5.27%

	Raymond James & Associates Inc.	659,152.813	5.14%

	Morgan Stanley	655,647.472	5.11%

Alger Small Cap Growth Fund – Class B	Wuerttembergische LV AG	251,108.000	83.95%

Alger Small Cap Growth Fund – Class C	Raymond James & Associates Inc.	523,159.112	19.43%

	Wells Fargo Bank	510,776.955	18.97%

	Morgan Stanley	396,295.787	14.72%

	Pershing LLC	204,308.347	7.59%

	LPL Financial	159,419.723	5.92%

	Charles Schwab & Co., Inc.	157,238.112	5.84%

Alger Small Cap Growth Fund – Class Y	TIAA Trust NA 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	217,610.093	74.44%
	J P Morgan Securities LLC	36,127.168	12.36%

	Empower Trust	30,457.856	10.42%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

Alger Small Cap Growth Fund – Class Z	Pershing LLC	3,973,784.460	26.91%

	American Enterprise Investment Service	1,982,103.060	13.42%

	National Financial Services	1,951,868.024	13.22%

	LPL Financial	1,593,360.180	10.79%

	Raymond James & Associates Inc.	1,283,659.932	8.69%

	Charles Schwab & Co., Inc.	846,586.562	5.73%

Alger Weatherbie Specialized Growth Fund – Class A	Wells Fargo Bank	1,011,495.955	13.45%

	Morgan Stanley	697,981.608	9.28%

	LPL Financial	596,751.582	7.93%

	National Financial Services	501,219.286	6.66%

	Pershing LLC	425,079.687	5.65%

	MLPF&S	415,782.904	5.53%

Alger Weatherbie Specialized Growth Fund – Class C	Wells Fargo Bank	1,105,016.365	25.43%

	Morgan Stanley	929,466.556	21.39%

	Raymond James & Associates Inc.	526,180.704	12.11%

	LPL Financial	275,700.640	6.35%

	MLPF&S	269,026.673	6.19%

	American Enterprise Investment Service	264,348.870	6.08%

	RBC Capital Markets LLC	220,551.476	5.08%

Alger Weatherbie Specialized Growth Fund – Class I	Morgan Stanley	264,193.938	28.07%

	Charles Schwab & Co., Inc.	136,500.860	14.50%

	Wells Fargo Bank	69,404.114	7.37%

	LPL Financial	59,032.130	6.27%

	Pershing LLC	58,053.305	6.17%

Alger Weatherbie Specialized Growth Fund – Class Y	Capinco c/o US Bank NA 1555 N. Rivercenter Drive, Ste. 302 Milwaukee, WI 53212	1,319,050.760	33.94%

	SEI Private Trust Company	1,154,566.703	29.70%

	Edward D. Jones and Co. 201 Progress Pkwy Maryland Heights, MO 63043	602,671.073	15.51%

	Empower Trust	593,377.742	15.27%
Alger Weatherbie Specialized Growth Fund – Class Z	National Financial Services	5,323,502.603	21.73%

	MLPF&S	4,153,349.814	16.95%

	Morgan Stanley	2,206,966.423	9.01%

	Wells Fargo Bank	1,826,817.512	7.46%

	Raymond James & Associates Inc.	1,537,399.127	6.27%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

The Alger Funds II
Alger Dynamic Opportunities Fund – Class A	Charles Schwab & Co., Inc.	469,291.947	23.00%

	Charles Schwab & Co., Inc.	257,013.367	12.60%

	Raymond James & Associates Inc.	252,137.527	12.36%

	LPL Financial	203,966.798	10.00%

	American Enterprise Investment Service	198,264.110	9.72%

	Pershing LLC	147,019.789	7.21%

Alger Dynamic Opportunities Fund – Class C	Raymond James & Associates Inc.	184,713.132	36.92%

	LPL Financial	127,594.437	25.51%

	American Enterprise Investment Service	44,280.624	8.85%

	Charles Schwab & Co., Inc.	41,592.386	8.31%

	UBS WM USA	26,573.086	5.31%

Alger Dynamic Opportunities Fund – Class Z	J P Morgan Securities LLC	2,087,326.139	21.73%

	American Enterprise Investment Service	1,373,010.613	14.29%

	National Financial Services	1,201,534.227	12.51%

	UBS WM USA	956,523.344	9.96%

	LPL Financial	844,729.985	8.79%

	Charles Schwab & Co., Inc.	722,065.921	7.52%

	Charles Schwab & Co., Inc.	532,706.815	5.55%

	Raymond James & Associates Inc.	506,877.955	5.28%

Alger Emerging Markets Fund – Class A	Charles Schwab & Co., Inc.	71,028.496	20.66%

	LPL Financial	61,680.938	17.94%

	Pershing LLC	37,323.608	10.86%

	Charles Schwab & Co., Inc.	23,651.492	6.88%

	Raymond James & Associates Inc.	19,645.784	5.71%

Alger Emerging Markets Fund – Class C	Pershing LLC	48,488.510	42.74%

	UBS WM USA	43,639.447	38.46%

	LPL Financial	10,567.778	9.31%

Alger Emerging Markets Fund – Class I	Charles Schwab & Co., Inc.	8,857.007	23.25%
	Pershing LLC	7,581.709	19.90%

	LPL Financial	7,302.243	19.17%

	Brown Brothers Harriman & Co. As Custodian 140 Broadway New York, NY 10005	6,648.936	17.45%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

Alger Emerging Markets Fund – Class Z	LPL Financial	236,958.815	16.94%

	National Financial Services	233,423.993	16.68%

	Pershing LLC	155,855.328	11.14%

	UBS WM USA	145,650.796	10.41%

	Raymond James & Associates Inc.	139,613.201	9.98%

	Charles Schwab & Co., Inc.	132,933.645	9.50%

	RBC Capital Markets LLC	85,378.815	6.10%

Alger Responsible Investing Fund – Class A	Voya Retirement Insurance and Annuity Company One Orange Way Windsor, CT 06095	927,001.613	32.09%

	Morgan Stanley	224,012.307	7.76%

	Charles Schwab & Co., Inc.	213,837.854	7.40%

	LPL Financial	211,949.852	7.34%

	Pershing LLC	176,413.961	6.11%

	Edward D. Jones and Co. 12555 Manchester Rd. St. Louis, MO 63131	156,990.046	5.44%

Alger Responsible Investing Fund – Class C	Raymond James & Associates Inc.	38,143.895	25.83%

	Pershing LLC	20,799.016	14.08%

	Charles Schwab & Co., Inc.	17,323.433	11.73%

	LPL Financial	16,588.056	11.23%

	Wells Fargo Bank	10,212.757	6.91%

	American Enterprise Investment Service	8,439.436	5.71%

	UBS WM USA	8,283.147	5.61%

Alger Responsible Investing Fund – Class I	LPL Financial	169,723.182	54.96%

	Raymond James & Associates Inc.	66,092.375	21.40%

	Charles Schwab & Co., Inc.	27,307.345	8.84%

Alger Responsible Investing Fund – Class Z	Lincoln Investment Planning LLC	390,765.510	16.67%
	LPL Financial	370,182.857	15.79%
	American Enterprise Investment Service	301,027.123	12.84%

	J P Morgan Securities LLC	254,857.153	10.87%

	Raymond James & Associates Inc.	235,518.284	10.05%

	National Financial Services	149,096.543	6.36%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

Alger Spectra Fund – Class A	Morgan Stanley	5,614,791.547	11.33%

	Charles Schwab & Co., Inc.	5,239,941.348	10.57%

	Wells Fargo Bank	4,668,926.595	9.42%

	MLPF&S	3,802,033.094	7.67%

	LPL Financial	2,803,077.438	5.66%

	Pershing LLC	2,565,112.109	5.18%

Alger Spectra Fund – Class C	Pershing LLC	1,918,199.771	19.27%

	Wells Fargo Bank	1,411,808.210	14.18%

	Raymond James & Associates Inc.	1,264,648.206	12.70%

	Morgan Stanley	984,710.081	9.89%

	RBC Capital Markets LLC	883,862.789	8.88%

	UBS WM USA	751,693.535	7.55%

	LPL Financial	676,243.552	6.79%

	Charles Schwab & Co., Inc.	509,630.871	5.12%

Alger Spectra Fund – Class I	Charles Schwab & Co., Inc.	755,657.138	15.34%

	LPL Financial	686,030.661	13.93%

	Empower Trust	581,162.796	11.80%

	Pershing LLC	547,720.189	11.12%

	Saxon and Co. PO Box 94597 Cleveland, OH 44101	306,924.680	6.23%

Alger Spectra Fund – Class Y	J P Morgan Securities LLC	638,140.650	54.24%

	MLPF&S	276,547.419	23.50%

	National Financial Services	79,496.834	6.76%

Alger Spectra Fund – Class Z	UBS WM USA	8,398,528.972	12.42%

	Wells Fargo Bank	7,085,816.945	10.48%

	National Financial Services	6,924,357.733	10.24%

	MLPF&S	6,287,895.569	9.30%

	Morgan Stanley	6,052,560.996	8.95%

	Raymond James & Associates Inc.	5,317,009.007	7.86%
	Pershing LLC	4,832,500.804	7.14%

	RBC Capital Markets LLC	4,302,030.850	6.36%

	LPL Financial	3,524,449.426	5.21%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

The Alger Institutional Fund

Alger Capital Appreciation Institutional Fund – Class I	State Street Bank and Trust	8,849,328.761	30.15%

	Charles Schwab & Co., Inc.	2,733,364.674	9.31%

	Empower Trust	2,599,605.966	8.86%

	Talcott Resolution Life Insurance Company	2,139,092.436	7.29%

	John Hancock Trust Company LLC	2,042,802.448	6.96%

	LPL Financial	1,484,428.465	5.06%

Alger Capital Appreciation Institutional Fund – Class R	Midland National Life Ins. Co.	3,855,213.310	30.19%

	State Street Bank and Trust	3,045,093.546	23.84%

	Talcott Resolution Life Insurance Company	1,866,368.718	14.61%

	Massachusetts Mutual Life Insurance Company 1295 State St., C105 Springfield, MA 01111	1,021,959.562	8.00%

Alger Capital Appreciation Institutional Fund – Class Y	Empower Trust	1,026,261.621	10.37%

	State Street Bank and Trust	881,793.023	8.91%

	MLPF&S	848,705.671	8.57%

	DCGT As Trustee and Custodian FBO PLIC Various Retirement Plans 711 High St Des Moines, IA 50392	702,467.075	7.10%

	Empower Trust	624,775.619	6.31%

	Diversified Investment Advisors	538,076.265	5.44%

Alger Capital Appreciation Institutional Fund – Class Z-2	LPL Financial	3,501,697.560	51.06%

	Wells Fargo Bank	832,134.967	12.13%

	Charles Schwab & Co., Inc.	819,522.534	11.95%

	National Financial Services	662,556.444	9.66%

	Raymond James & Associates Inc.	539,307.456	7.86%

Alger Focus Equity Fund – Class A	Charles Schwab & Co., Inc.	245,948.921	13.85%

	LPL Financial	210,177.442	11.84%

	Wells Fargo Bank	198,791.772	11.20%
	UBS WM USA	143,808.244	8.10%

	Pershing LLC	128,016.949	7.21%

	National Financial Services	88,816.404	5.00%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

Alger Focus Equity Fund – Class C	LPL Financial	145,527.332	11.67%

	Wells Fargo Bank	111,895.427	8.97%

	Raymond James & Associates Inc.	97,419.727	7.81%

	Pershing LLC	91,623.825	7.35%

	Charles Schwab & Co., Inc.	71,669.357	5.75%

Alger Focus Equity Fund – Class I	Charles Schwab & Co., Inc.	535,216.738	48.14%

	Pershing LLC	190,392.942	17.13%

	Empower Trust	66,536.823	5.99%

Alger Focus Equity Fund – Class Y	National Financial Services	529,509.528	37.06%

	Empower Trust	295,147.650	20.66%

	MLPF&S	182,142.137	12.75%

	SEI Private Trust Company	95,721.523	6.70%

	J P Morgan Securities LLC	78,630.947	5.50%

Alger Focus Equity Fund – Class Z	LPL Financial	3,932,402.878	22.44%

	Raymond James & Associates Inc.	2,860,051.182	16.32%

	Pershing LLC	2,043,955.256	11.66%

	National Financial Services	1,917,450.760	10.94%

	Wells Fargo Bank	1,704,204.110	9.72%

	UBS WM USA	1,186,368.050	6.77%

Alger Mid Cap Growth Institutional Fund – Class I	State Street Bank and Trust	1,124,159.954	54.01%

	Talcott Resolution Life Insurance Company	393,843.931	18.92%

	National Financial Services	176,601.625	8.48%

Alger Mid Cap Growth Institutional Fund – Class R	Talcott Resolution Life Insurance Company	151,015.433	49.40%

	Empower Trust	33,877.927	11.08%

	Empower Trust	17,074.397	5.59%

	Ascensus Trust Company PO Box 10758 Fargo, ND 58106	16,953.857	5.55%

Alger Mid Cap Growth Institutional Fund – Class Z-2	LPL Financial	591,850.524	86.63%
	Pershing LLC	57,320.748	8.39%
Alger Small Cap Growth Institutional Fund – Class I	State Street Bank and Trust	1,890,792.249	49.13%

	LPL Financial	256,931.265	6.68%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

Alger Small Cap Growth Institutional Fund – Class R	Talcott Resolution Life Insurance Company	75,276.738	24.18%

	Empower Trust	37,835.334	12.15%

	Empower Trust	26,401.387	8.48%

	American United Life Insurance Company	21,550.821	6.92%

	Equitable Life 200 Plaza Dr. Secaucus, NJ 07094	20,960.584	6.73%

Alger Small Cap Growth Institutional Fund – Class Z-2	Morgan Stanley	1,111,167.088	46.03%

	Wells Fargo Bank	402,586.086	16.68%

	LPL Financial	379,343.057	15.71%

Alger Global Focus Fund

Alger Global Focus Fund – Class A	UBS WM USA	101,503.530	17.71%

	Charles Schwab & Co., Inc.	63,213.972	11.03%

	Pershing LLC	47,337.275	8.26%

	Wells Fargo Bank	31,190.010	5.44%

Alger Global Focus Fund – Class C	Wells Fargo Bank	6,453.837	49.57%

	UBS WM USA	4,513.955	34.67%

Alger Global Focus Fund – Class I	Vanguard Brokerage Services 100 Vanguard Blvd. Malvern, PA 19355	2,487.551	50.41%

	Charles Schwab & Co., Inc.	1,326.218	26.87%

	Pershing LLC	1,001.257	20.29%

Alger Global Focus Fund – Class Z	J P Morgan Securities LLC	26,804.040	25.62%

	UBS WM USA	19,819.276	18.94%

	Charles Schwab & Co., Inc.	11,903.801	11.38%

	Pershing LLC	11,436.421	10.93%

	Lincoln Investment Planning LLC	8,426.908	8.05%

	LPL Financial	8,382.132	8.01%

The Alger Portfolios

Alger Balanced Portfolio – Class I-2	Zurich American Life Insurance Co.	1,307,333.844	45.18%

	Ameritas Life Ins. Corp.	319,396.522	11.04%

	Ameritas Life Ins. Corp.	295,368.769	10.21%
	American National Insurance Company	295,202.089	10.20%

	American United Life Insurance Company	203,941.058	7.05%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned

Alger Capital Appreciation Portfolio – Class I-2	Jefferson National Ins. Co.	594,913.015	12.65%

	Zurich American Life Insurance Co.	543,637.602	11.56%

	Lincoln Benefit Life Variable Life	506,852.810	10.77%

	American United Life Insurance Company	340,145.739	7.23%

	Ameritas Life Ins. Corp.	314,711.843	6.69%

	Midland National Life Ins. Co.	267,835.630	5.69%

Alger Capital Appreciation Portfolio – Class S	Midland National Life Ins. Co.	500,663.649	88.14%

	Lincoln Benefit Life Company Allstate and Prudential 5801 SW 6th Ave Topeka, KS 66636	29,639.217	5.22%

Alger Growth & Income Portfolio – Class I-2	Lincoln Benefit Life Variable Life	288,398.221	21.43%

	Delaware Life Insurance Company Retirement Products and Services 1601 Trapelo Rd., Ste. 30 Waltham, MA 02451	155,609.052	11.56%

	American National Insurance Company	152,651.599	11.34%

	Lincoln Benefit Life Variable Annuity	145,103.429	10.78%

	Transamerica Life Insurance Company	107,348.177	7.98%

	Transamerica Occidental Life	91,721.338	6.82%

	American National Insurance Company	76,039.706	5.65%

Alger Large Cap Growth Portfolio – Class I-2	American United Life Insurance Company	536,352.722	11.89%

	GE Life and Annuity Assurance Co.	420,699.624	9.33%

	Lincoln Benefit Life Variable Life	288,622.892	6.40%

	Empower Annuity Insurance Company of America	280,977.229	6.23%

	Jefferson National Ins. Co.	275,427.526	6.11%

	National Variable Life Insurance	269,259.511	5.97%

	Midland National Life Ins. Co.	262,216.862	5.81%

	American United Life Insurance Company	246,902.275	5.47%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Alger Mid Cap Growth Portfolio – Class I-2	Lincoln Benefit Life Variable Life	1,995,032.426	26.28%

	Empower Annuity Insurance Company of America	635,276.459	8.37%

	Jefferson National Ins. Co.	552,631.170	7.28%

	Zurich American Life Insurance Co. Variable Annuity Separate Acct 2500 Westfield Dr. Elgin, IL 60124	529,824.046	6.98%

	Midland National Life Ins. Co.	497,593.982	6.55%

	Lincoln Benefit Life Variable Annuity	471,845.660	6.21%

Alger Small Cap Growth Portfolio – Class I-2	Metlife Investors USA Insurance Co. 4700 Westown Pkwy, Suite 200 West Des Moines, IA 50266	2,446,978.745	27.42%

	Nationwide Life Insurance Company c/o Portfolio Accounting PO Box 182029 Columbus, OH 43218	1,426,447.666	15.98%

	GE Life and Annuity Assurance Co.	804,237.673	9.01%

	Lincoln Benefit Life Variable Life	450,252.382	5.04%

	National Variable Life Insurance	449,032.818	5.03%

The Alger ETF Trust

Alger 35 ETF	The Bank of New York Mellon	355,688.00	43.04%

	Alger Capital, LLC	173,730.18	21.02%

	Castle Rock Wealth Management, LLC 1777 Botelho Dr. Walnut Creek, CA 94596	81,591.10	9.87%

	JPMorgan Chase Bank, NA	81,126.00	9.82%

Alger AI Enablers & Adopters ETF	Alger Capital, LLC	177,554.00	90.09%

Alger Concentrated Equity ETF	Alger Capital, LLC	177,010.00	84.68%

Alger Mid Cap 40 ETF	The Bank of New York Mellon	298,046.00	14.10%

	Wealth Enhancement Advisory Services, LLC 505 Highway 169 N Minneapolis, MN 55441	245,168.00	12.46%

	UBS Financial Services Inc. 1285 Avenue of the Americas New York, NY 10019	62,064.00	7.68%

	Cetera Investment Advisers LLC 1450 American Ln Schaumburg, IL 60173	138,493.16	6.55%

	Alger Capital, LLC	133,990.00	6.34%

Trust/Fund Name/Name of Class[1]	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Alger Weatherbie Enduring Growth ETF	Alger Capital, LLC	180,783.54	90.68%

	Fidelity Brokerage Services LLC 900 Salem Street Smithfield, RI 02917	12,162.00	6.10%

1 The Funds of series Trusts are set forth below the name of the applicable Trust.

2 Beneficial owner of shares.

THE ALGER FAMILY OF FUNDS C/O UMB FUND SERVICES, INC. P.O. BOX 2175 MILWAUKEE, WI 53201	To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V52746-TBD	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of your Trust(s) unanimously recommends that you vote, or provide voting instructions, "FOR" the election of each Board Nominee to the Board of your Trust(s).	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

1. To elect four Board Nominees to the board of trustees of each of the Trusts.	☐	☐	☐

Nominees:

01) Jean Brownhill 03) Jay C. Nadel
02) Susan L. Moffet 04) David Rosenberg

To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V52747-TBD

The Alger Family of Funds THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Alger hereby appoints Tina Payne and Mia Pillinger, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, at the joint special meeting of shareholders of the Trust listed above, will be held on Friday, August 16, 2024, at 10:00 a.m. (Eastern time) (the "Meeting") to consider and vote on the proposal discussed in the enclosed joint proxy statement. The Meeting will be held at the offices of Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, New York 10004.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

THE ALGER FAMILY OF FUNDS C/O THE BANK OF NEW YORK MELLON 240 GREENWICH STREET NEW YORK, NY 10286	To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V52914-TBD	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of your Trust(s) unanimously recommends that you vote, or provide voting instructions, "FOR" the election of each Board Nominee to the Board of your Trust(s).	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

1. To elect four Board Nominees to the board of trustees of each of the Trusts.	☐	☐	☐

Nominees:

01) Jean Brownhill 03) Jay C. Nadel
02) Susan L. Moffet 04) David Rosenberg

To transact such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

V52915-TBD

The Alger Family of Funds THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Alger hereby appoints Tina Payne and Mia Pillinger, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, at the joint special meeting of shareholders of the Trust listed above, will be held on Friday, August 16, 2024, at 10:00 a.m. (Eastern time) (the "Meeting") to consider and vote on the proposal discussed in the enclosed joint proxy statement. The Meeting will be held at the offices of Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, New York 10004.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE